                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        1776 American Heritage Life Drive
        [LOGO]          Jacksonville, Florida 32224
                        Telephone 904/992-1776
AMERICAN HERITAGE LIFE
INVESTMENT CORPORATION




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 1996


     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of American Heritage Life Investment Corporation (the "Company") will be held in the Auditorium of the American Heritage Life Building, on the First Floor, at 1776 American Heritage Life Drive, Jacksonville, Florida, on Thursday, April 25, 1996, at 9:00 A. M., Jacksonville time, for the following purposes:

     1. To elect two (2) Class II Directors to serve until the Annual Meeting of Shareholders in 1999;

     2. To ratify the approval of the American Heritage Life Investment Corporation Amended and Restated Long-Term Incentive Plan;

     3. To approve the American Heritage Life Investment Corporation 1996 Stock Option Plan;

     4. To approve the material terms under which the remuneration of the Officers of the Company and its subsidiaries is to be paid;

     5. To amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 35,000,000; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on February 16, 1996 will be entitled to vote at the meeting or at any adjournment thereof.

     Please sign the accompanying proxy and return it to the Company in the return envelope enclosed for your use. If you attend the meeting in person, you may revoke your proxy at such meeting and cast your vote in person.

     A copy of the Company's annual report for the year ended December 31, 1995, which report contains consolidated financial statements and other information of interest with respect to the Company and its subsidiaries, is enclosed.

                                  By order of the Board of Directors,




                                  W. MICHAEL HEEKIN, Corporate Secretary


March 22, 1996


     PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ACCOMPANYING ENVELOPE.

                AMERICAN HERITAGE LIFE INVESTMENT CORPORATION

                      1776 AMERICAN HERITAGE LIFE DRIVE
                         JACKSONVILLE, FLORIDA 32224
                               (904) 992-1776

                               MARCH 22, 1996
                               --------------

                               PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by management of proxies for use at the 1996 Annual Meeting of Shareholders of American Heritage Life Investment Corporation (the "Company") to be held on April 25, 1996 and any adjournments thereof. It is expected that this Proxy Statement and the enclosed form of proxy will be mailed to shareholders commencing on or about March 22, 1996. If the enclosed form of proxy is executed and returned, it will be voted at the meeting and, where no choice has been specified thereon, will be voted for the election of the directors, and the other matters contained thereon. A proxy may be revoked at any time to the extent that it has not been exercised. A shareholder may revoke his or her proxy by (a) writing the Secretary of the Company a letter of proxy revocation,
(b) executing a subsequently dated proxy, or (c) attending the shareholders' meeting and voting his or her shares personally. The cost of preparing and assembling the proxy materials and soliciting proxies will be borne by the Company. In addition to the solicitation by mail, a number of regular employees of the Company may solicit proxies in person or by telephone or other means of communication. Brokers, dealers, banks and their nominees who hold shares for the benefit of others will be asked to send proxy material to the beneficial owners of the shares. The Company will reimburse them for their reasonable expenses.

     Only shareholders of record at the close of business on February 16, 1996 will be entitled to vote. On that date there were outstanding 13,837,893 shares of the Company's common stock, par value $1.00 per share, which stock is the only class of outstanding voting securities of the Company (the "Shares"). On that date there were issued 431,084 shares of the Company's Class A Non-Convertible Preferred Stock, par value $10.00 per share, to two wholly-owned subsidiaries of the Company and accordingly were not entitled to vote. No shares of its Class B Convertible Preferred Stock, par value $10.00 per share, are outstanding. Each Share is entitled to one vote at the meeting. Robert D. Davis, T. O'Neal Douglas and W. Ashley Verlander or any one of them have been designated as proxies to vote the Shares solicited hereby. The Shares are not subject to cumulative voting.

                          MATTERS TO BE CONSIDERED

     The Company shareholders will consider and act upon proposals (i) to elect two (2) Class II Directors to serve until the annual meeting of shareholders in 1999 and until their respective successors are elected and qualified, (ii) to ratify the approval of the American Heritage Life Investment Corporation Amended and Restated Long-Term Incentive Plan, (iii) to approve the American Heritage Life Investment Corporation 1996 Stock Option Plan, (iv) to approve the material terms under which the remuneration of the Officers of the Company and its subsidiaries is to be paid, (v) to amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 35,000,000; and (vi) to transact such other business as may properly come before the meeting or any adjournment thereof.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

     The directors of the Company are divided into three different classes with each class being elected for a three-year term. Proxies are solicited for the election of Class II of the directors to serve until the annual meeting of shareholders in 1999 and until the successors of the members of that class are elected and qualified. Class II includes A. Dano Davis and T. O'Neal Douglas who are members of the present Board of the Company, Mr. Douglas having been last elected to the Board at the 1993 Annual Meeting of Shareholders and Mr. Davis having been last elected to the Board at the 1994 Annual Meeting of Shareholders. The enclosed proxy, unless otherwise specified, will be voted in favor of the election of the above named directors for the period indicated. The above named directors also serve as members of the Board of American Heritage Life Insurance Company (the "Insurance Company"), a wholly-owned subsidiary of the Company. Management believes the nominees will be able to serve; however, if either of them should be unable to serve, the proxies may be voted with discretionary authority for a substitute designated by management and in the absence of a substitute the size of the Board would be reduced.

     The bylaws of the Company provide that its Board consist of eight directors as follows: three directors in Class I, two directors in Class II and three directors in Class III, each of which classes is elected for a three year term.

     Certain information concerning the directors of the Company, including their principal occupations for the past five or more years, is set forth below:

                                                                                                             CLASS AND
                                                                                                              ANNUAL
                                                        BENEFICIALLY OWNED                                    MEETING
                        PRINCIPAL                       AT JANUARY 31, 1996           DATE                AT WHICH TERM
                        OCCUPATION                  -------------------------     FIRST BECAME             AS DIRECTOR
 DIRECTORS            OR EMPLOYMENT                 SHARES        PERCENTAGE        DIRECTOR      AGE      WILL EXPIRE
 ---------            -------------                 ------        ----------      ------------    ---     -------------
Edward L.        Chairman of the Board,               6,606          .05        April 28, 1994    60         Class I
Baker            Florida Rock Industries, Inc.,                                                                1998
                 Jacksonville, Florida (Con-
                 struction Products Company)

Robert D. Davis  Chairman of the Board of            13,722(1)       .10          Oct. 7, 1968    64          Class I
                 D.D.I., Inc., Jacksonville,                                                                   1998
                 Florida (Investments)

Christopher A.   Executive Vice President            54,518(3)       .39         July 30, 1987    48         Class I
Verlander (2)    of the Company since 1990                                                                     1998
                 and President of the Insurance
                 Company since April, 1994;
                 Corporate Secretary 1985-1994
                 of the Company and the Insurance
                 Company; Executive Vice President
                 of the Insurance Company April,
                 1990-April, 1994; Senior Vice
                 President 1984-1990 of the
                 Company and the Insurance
                 Company, Vice President
                 Investments 1981-1984 of the
                 Insurance Company

A. Dano Davis    Chairman of the Board               58,031(1)       .42         June 25, 1993    50         Class II
                 and Principal Executive                                                                       1996
                 Officer, Winn-Dixie Stores, Inc.,
                 Jacksonville, Florida
                 (Retail Grocery Chain)

T. O'Neal        Chairman of the Board              100,294(4)       .73         July 30, 1987    60         Class II
Douglas          since April, 1994, President                                                                  1996
                 and Chief Executive Officer
                 since 1990, Executive Vice
                 President 1986-1990 of the
                 Company; Chairman of the
                 Board since April, 1994,
                 Chief Executive Officer since
                 1990, President 1986-1994,
                 Executive Vice President
                 1985-1986, Senior Vice
                 President 1983-1985 of the
                 Insurance Company

                                      2

                                                                                                           CLASS AND
                                                                                                            ANNUAL
                                                      BENEFICIALLY OWNED                                    MEETING
                         PRINCIPAL                    AT JANUARY 31, 1996            DATE                 AT WHICH TERM
                        OCCUPATION                  -------------------------     FIRST BECAME             AS DIRECTOR
 DIRECTORS            OR EMPLOYMENT                  SHARES       PERCENTAGE        DIRECTOR      AGE      WILL EXPIRE
 ---------            -------------                  ------       ----------      ------------    ---     -------------
H. Corbin Day    Chairman of the Board of          72,987   (5)        .53       June 25, 1993    58         Class III
                 Jemison Investment Co., Inc.,                                                                  1997
                 Birmingham, Alabama
                 (Investment Banking Firm)

Radford D.       Chairman of the Board,            14,489              .11        Feb. 9, 1989    62         Class III
Lovett           Commodores Point                                                                               1997
                 Terminal Corp.,
                 Jacksonville, Florida
                 (Marine Terminal)

W. Ashley        Retired Chairman of the          160,415   (6)       1.16        Oct. 7, 1968    76         Class III
Verlander (2)    Board, President and Chief                                                                     1997
                 Executive Officer of the
                 Company and the Insurance
                 Company; Chairman of the
                 Board 1990-1994, President
                 and Chief Executive Officer
                 1968-1990 of the Company;
                 Chairman of the Board
                 1986-1994 and Chief Executive
                 Officer 1986-1990, President
                 and Chief Executive Officer
                 1962-1986 of the Insurance
                 Company

All Directors of the Company and
Executive Officers of the Company and
its subsidiaries as a group (16 persons)          552,943(1)(7)       4.00

--------------------
(1) In addition, Robert D. Davis and A. Dano Davis, who are first cousins, are directors and officers of D.D.I., Inc. and Estuary Corporation. A. Dano Davis is a director and officer of James E. Davis Family--WD Charities, Inc., a private charitable foundation. Robert D. Davis and A. Dano Davis are shareholders of D.D.I., Inc. and have shared voting and dispositive powers as to its shareholdings. A. Dano Davis is a shareholder of Estuary Corporation and has sole voting and dispositive power as to the shareholdings of such corporation. Estuary Corporation is the sole general partner of FND, Ltd. Robert D. Davis is sole trustee and beneficiary of a trust which is a limited partner of ADFAM Partners, Ltd. and the trust is a 50 percent shareholder of a corporation, which is one of two general partners of ADFAM Partners, Ltd. Robert D. Davis has authority to replace the current trustee of a Trust which is also a general partner of ADFAM Partners, Ltd. A. Dano Davis disclaims any beneficial interest in the shareholdings of James E. Davis Family--WD Charities, Inc.


        At January 31, 1996, these entities held the following Shares:

                                                         PERCENTAGE OF
   NAMED ENTITY                  NO. OF SHARES         OUTSTANDING SHARES
   --------------------          -------------         ------------------
   D.D.I., Inc.                   4,189,263                30.30%
   Estuary Corporation            1,209,326                 8.75%
   FND, Ltd.                         38,399                  .28%
   ADFAM Partners, Ltd.              23,848                  .17%
   James E. Davis Family--
    WD Charities, Inc.               19,999                  .14%

        A. Dano Davis is co-trustee for trusts for the benefit of his sister, his cousin and his sister's and cousin's children which hold an aggregate of 62,119 Shares. A. Dano Davis disclaims any beneficial interest in the shareholdings of such trusts. Also, A. Dano Davis is co-trustee for trusts for the benefit of him and his children which hold an aggregate of 19,123 Shares.

     Principally through private corporations, the Davis Family holds 41.82% of the Shares. For information concerning Shares held by certain members of the Davis family and their associates, see "Principal Shareholders."

(2)  Christopher A. Verlander is the son of W. Ashley Verlander.

(3) Includes 14,069 Shares which are subject to presently exercisable options.

(4) Includes 29,929 Shares which are subject to presently exercisable options.

(5) Includes 47,247 Shares held by Jemison Investment Co., Inc. of which Mr. Day has shared voting and dispositive power.

(6) Includes 26,665 Shares owned by the wife of Mr. Verlander as to which beneficial ownership is disclaimed.

(7) Includes 85,112 Shares which are subject to presently exercisable options.

DIRECTORS OF THE INSURANCE COMPANY

     The Company, as sole shareholder of the Insurance Company, intends to elect the following persons to the Board of Directors of the Insurance Company at its annual shareholder meeting also to be held on April 25, 1996, all of whom are presently members of the Board thereof. The term of office for that Board is for one year and until the 1997 annual meeting.


F. Duane Ackerman                           T. O'Neal Douglas
 Vice-Chairman and Chief                     Chairman of the Board, President
 Operating Officer                           and Chief Executive Officer of
 BellSouth Corporation                       the Company; Chairman of the Board
 Atlanta, Georgia                            and Chief Executive Officer of the
 (Telecommunications)                        Insurance Company

Edward L. Baker                             Langdon S. Flowers
 Chairman of the Board                       Retired Chairman of the Board
 Florida Rock Industries, Inc.               Flowers Industries, Inc.
 Jacksonville, Florida                       Thomasville, Georgia
 (Construction Products Company)             (Food Manufacturing and
                                             Distribution)
I. Jon Brumley
 Chairman of the Board                      Radford D. Lovett
 Cross Timbers Oil Company                   Chairman of the Board
 Fort Worth, Texas                           Commodores Point Terminal Corp.
 (Oil and Gas Production Company)            Jacksonville, Florida
                                             (Marine Terminal)
John Ellis "Jeb" Bush
 President, Codina Group, Inc.              Clarence V. McKee
 Coral Gables, Florida (Real Estate)         Chairman of the Board,
                                             Chief Executive Officer
A. Dano Davis                                and President
 Chairman of the Board                       McKee Communications, Inc.
 and Principal Executive Officer             Tampa, Florida
 Winn-Dixie Stores, Inc.                     (Communications)
 Jacksonville, Florida
 (Retail Grocery Chain)                     C. Richard Morehead
                                             Executive Vice President,
Robert D. Davis                              Treasurer and Chief Financial
 Chairman of the Board                       Officer of the Company
 D.D.I., Inc.                                and the Insurance Company
 Jacksonville, Florida
 (Investments)                              Herbert H. Peyton
                                             President
H. Corbin Day                                Gate Petroleum Company
 Chairman of the Board                       Jacksonville, Florida
 Jemison Investment Co., Inc.                (Petroleum Products Retailing)
 Birmingham, Alabama
 (Investment Banking Firm)



Frederick H. Schultz                        Rolf H. Towe
  Private Investor                            Senior Partner
  Jacksonville, Florida;                      The Clipper Group, L.P.
  Former Vice Chairman of the                 New York, New York
  Board of Governors of the                   Investments)
  Federal Reserve System
  Washington, D.C.                          Christopher A. Verlander
                                              Executive Vice President
Jay Stein                                     of the Company; President
  Chairman of the Board of Chief              of the Insurance Company
  Executive Officer
  Stein Mart, Inc.                          W. Ashley Verlander
  Jacksonville, Florida                        Retired Chairman of the Board
  (Retail Department Store Chain)              of the Company and the Insurance
                                               Company



                             CORPORATE GOVERNANCE

    The Company's Board of Directors had four regular quarterly meetings during 1995. The Company's Executive Committee, consisting of Robert D. Davis, W. Ashley Verlander, T. O'Neal Douglas, Edward L. Baker, Radford D. Lovett and Christopher A. Verlander, had six regular monthly meetings during 1995; omitting meetings for the months in which the Company's quarterly board meeting were held and the months of January and November. The Finance and Investment Committee, which consists of the same members as the Executive Committee except for Mr. Baker, had six meetings in 1995. The Executive, and Finance and Investment Committees have been delegated broad authority to act on behalf of the Board of Directors on an interim basis between board meetings. The compensation paid all senior officers of the Company and its subsidiaries is determined by the Compensation Committee consisting of Robert D. Davis, Radford D. Lovett and W. Ashley Verlander. This committee met two times during 1995. The Company's Audit Committee met three times during 1995 with the Company's independent auditors and certain officers of the Company and its subsidiaries. During these meetings, the nature and scope of the services performed on behalf of the Company by the independent auditors and the results of their auditing activities were considered and discussed, and the committee received reports from the Insurance Company's internal auditor. This committee currently consists of Radford D. Lovett, Edward L. Baker and Robert D. Davis. All of the directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of which they were members. The Company does not have a directors nominating committee.

        EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

EXECUTIVE COMPENSATION

     Shown below is information concerning the annual and long-term compensation for services in the capacities to the Company and its subsidiaries for the years ended December 31, 1995, 1994 and 1993, of those persons who were at December 31, 1995, (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE


                                                                                            LONG-TERM COMPENSATION
                                                                                   ------------------------------------
                                                   ANNUAL COMPENSATION                   AWARDS (3)            PAYOUTS
                                           -----------------------------------     -----------------------    --------
          NAME                                                           OTHER
          AND                                                           ANNUAL     RESTRICTED                   LTIP     ALL OTHER
       PRINCIPAL                                        INCENTIVE      COMPEN-        STOCK      OPTIONS/       PAY-      COMPEN-
        POSITION                  YEAR     SALARY       AWARD (3)       SATION     AWARDS (4)     SARS(#)     OUTS (5)     SATION
-------------------------------   ----    ---------     --------     --------      ---------     --------     --------  ----------
T. O'Neal Douglas                 1995    $456,900      $142,553         -        $  71,279        9,451      $63,647    $ 29,284(6)
Chairman of the Board,            1994     436,900       255,412         -          132,020       17,801       71,047      28,705
President, Chief                  1993     378,000       142,279         -           68,313       11,382            -     114,408(7)
Executive Officer (1);
Chairman of the Board
and Chief Executive Officer (2)

Christopher A. Verlander          1995     217,875        54,382         -           27,198        3,605       12,629      21,637(6)
Executive Vice President,         1994     190,834        86,881         -           47,955        6,467       14,093      21,581
and Director (1):                 1993     150,000        43,141         -           13,558        2,258            -      27,194
President and Director (2)

C. Richard Morehead               1995     191,625        52,945         -           14,937        1,982       12,629      24,257(6)
Executive Vice President,         1994     174,167        73,686         -           26,358        3,555       14,093      24,257
Treasurer and Chief               1993     150,000        43,141         -           13,558        2,258            -      27,749
Financial Officer (1)(2);
Director (2)

James H. Baum                     1995     156,294        39,434         -           12,192        1,616       10,525      19,615(6)
Senior Vice President (2)         1994     137,961        47,191         -           20,401        2,752       10,803      19,579
                                  1993     120,875        28,651         -           11,292        1,883            -      22,111

Curtiss S. Sheldon                1995     129,760        35,853         -           10,111        1,342        4,210      20,217(6)
Senior Vice President             1994     124,800        45,522         -           18,032        2,431            -       5,148
and Chief Actuary (2)             1993      50,000        14,380         -            4,513          753            -       2,265

-----------------
(1)  Of the Company.

(2)  Of the Insurance Company.

(3) Represents awards and amounts earned in specified year but granted or paid in the following year.

(4) Represents market value of Shares on date of grant. Number of Shares and market value of all restricted stock owned by the Named Officers at December 31, 1995 were as follows: Mr. Douglas 13,052 Shares, $298,565; Mr. C. A. Verlander 3,536 Shares, $80,886; Mr. Morehead 2,597 Shares, $59,406; Mr. Baum 2,050 Shares, $46,894 and Mr. Sheldon 1,033 Shares, $23,630. Shares and market values at December 31, 1995 do not include awards earned in 1995 but granted in 1996.

(5) Represents cash award and market value of Shares on date of grant made during specified year.

(6) Includes (a) Contributions to the Employees' Profit Sharing Retirement Program of American Heritage Life Insurance Company (Mr. Douglas $15,000, Mr. Verlander $15,000, Mr. Morehead $15,000, Mr. Baum $15,000 and Mr. Sheldon $15,000), (b) Premiums on group life and accident and health policies (Mr. Douglas $11,539, Mr. Verlander $6,502, Mr. Morehead $8,492, Mr. Baum $4,615 and Mr. Sheldon $4,812), (c) Contributions to the Stock Investment Plan (Mr. Douglas $2,745, Mr. Verlander $135, Mr. Morehead $765 and Mr. Sheldon $405.)

(7) Includes $78,003 related to forgiveness of debt on a 4.01% note with an original balance of $156,003. Paydowns of $39,000 were made during 1993 and 1994, paying the note off in full.

OPTION/SHAREHOLDER APPRECIATION RIGHTS GRANTS TABLE

     Shown below is information for the year ended December 31, 1995, with respect to option/shareholder appreciation rights ("SARs") grants to purchase the Shares granted to the Named Officers.

     For further information concerning employee stock options of the Company, reference is made to "Long-Term Incentive Plan--Stock Option Feature," "Proposal 2" and "Proposal 3" of this Proxy Statement.

                   OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)


                                                                                           POTENTIAL REALIZABLE
                                                                                             VALUE AT ASSUMED
                                                                                           ANNUAL RATES OF STOCK
                                                                                            PRICE APPRECIATION
                                              INDIVIDUAL GRANTS                             FOR OPTION TERM (3)
                              -----------------------------------------------      ------------------------------------
                                             % OF TOTAL
                                NUMBER OF      OPTIONS
                               SECURITIES   GRANTED TO
                               UNDERLYING    EMPLOYEES    EXERCISE    EXPIRA-
                                OPTIONS      IN FISCAL     PRICE/       TION
Name                           GRANTED (2)      YEAR        SHARE        DATE      0%(4)          5%             10%
-------------------------     ------------- -----------   --------    --------     -----       --------        --------
T. O'Neal Douglas                17,801        42%         18.50        2/05         0         $207,107         524,849
Christopher A. Verlander          6,467        15%         18.50        2/05         0           75,241         190,675
C. Richard Morehead               3,555         8%         18.50        2/05         0           41,361         104,816
James H. Baum                     2,752         7%         18.50        2/05         0           32,018          81,141
Curtiss S. Sheldon                2,431         6%         18.50        2/05         0           28,284          71,676

-------------------------

(1)  Represents grants made in 1995 which were earned in 1994.

(2) Options become exercisable at a cumulative annual rate of 33% commencing in 1996.

(3) The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(4) No gain to the optionees is possible without an increase in stock price appreciation, which will benefit all shareholders commensurately. A zero percent gain in stock price appreciation will result in zero dollars for the optionee.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     Shown below with respect to the Named Officers is the aggregate options exercised for the year ended December 31, 1995, the values realized and the number of unexercised options and the value of the unexercised options appreciation value at December 31, 1995.

     AGGREGATE OPTION EXERCISES IN 1995 AND DECEMBER 31, 1995 OPTION VALUES

                                                                                                VALUE OF
                                                                        NUMBER OF             UNEXERCISED
                                                                       UNEXERCISED            IN-THE-MONEY
                                                                        OPTIONS AT             OPTIONS AT
                                                                         12/31/95               12/31/95
                                  # OF SHARES
                                    ACQUIRED          VALUE            EXERCISABLE/           EXERCISABLE/
NAME                              ON EXERCISE        REALIZED         UNEXERCISABLE          UNEXERCISABLE
-----------------------------     ------------      ---------     ------------------       ---------------
T. O'Neal Douglas                     -                -             29,929/ 61,723         $89,075/264,150
Christopher A. Verlander              -                -             14,069/ 26,634          42,413/114,164
C. Richard Morehead                   -                -             14,069/ 23,722          42,413/101,424
James H. Baum                         -                -             12,138/ 17,515          72,414/ 91,543
Curtiss S. Sheldon                    -                -              2,251/ 10,933          11,785/ 55,706

LONG-TERM INCENTIVE PLAN AWARDS TABLE

     The restricted stock awards are listed in the Summary Compensation Table on page 6. The performance unit feature of the Long-Term Incentive Plan provides the participating employee the opportunity to earn cash and Shares if corporate performance meets predetermined three-year financial goals.

     The plan awards are earned over a three-year period. The performance unit grants outlined below, if earned, would be paid in early fiscal year 1998 for results in the 1995-97 performance period.

     For further information concerning the Long-Term Incentive Plan of the Company, reference is made to "Long-Term Incentive Plan--Performance Units Feature," "Proposal 2" and "Proposal 4" of this Proxy Statement.

              LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR


                                                                               ESTIMATED FUTURE PAYOUTS
                                       AMOUNT OF                          UNDER NON-STOCK PRICE BASED PLANS
                                      PERFORMANCE   PERFORMANCE     --------------------------------------------
                                         UNITS        PERIOD        THRESHOLD        TARGET           MAXIMUM
NAME                                    GRANTED       COVERED          ($)            ($)               ($)
--------------------------------      ------------  -----------     ----------      --------         ----------
T. O'Neal Douglas                       $71,276       1995-97         $57,113        $114,225         $171,338
Christopher A. Verlander                 27,191       1995-97          21,788          43,575           65,363
C. Richard Morehead                      14,947       1995-97          11,977          23,953           35,930
James H. Baum                            12,191       1995-97           9,769          19,537           29,306
Curtiss S. Sheldon                       10,121       1995-97           8,110          16,220           24,330

ANNUAL INCENTIVE COMPENSATION PLAN

     The Company has an Amended and Restated Annual Incentive Compensation Plan (the "Annual Incentive Plan")to provide additional compensation to all officers of the Company and its subsidiaries. This Plan provides annual incentive compensation based upon the participating employee's performance in relation to predetermined performance goals established by the Company's Compensation Committee. Individual target incentive award opportunities are established based upon the impact the various eligible positions are deemed to have in the Company or its subsidiaries. If the predetermined financial performance goals are exactly met, the award for a participating employee would be equal to the amount assigned to such employee at the beginning of the particular fiscal year. Actual awards for any fiscal year may range from 0% to 150% of the targeted award opportunities, depending upon how actual performance during the fiscal year compares to such predetermined performance goals.

     Performance goals for each fiscal year ended are based upon the growth in operating earnings of the Company or the growth in operating earnings and the growth in premium and equivalent revenues of a particular business unit of the Insurance Company in which the participating employee is involved. Payments of annual incentive awards are made within 30 days after the date on which the Company's independent certified public accountants have issued their opinion on the Company's financial statements for the fiscal year to which the incentive awards relate and after it has been determined that statutory earnings are sufficient to pay dividends to stockholders.

     The Company paid in 1996, aggregate annual incentive awards in the amount of $744,725 with respect to 1995 performance. For information concerning awards to Named Officers pursuant to the Annual Incentive Plan reference is made to "Executive Compensation--Summary Compensation Table" and for further information concerning this Plan reference is made to "Proposal 4" of this Proxy Statement.

LONG-TERM INCENTIVE PLAN

     The Company has an Amended and Restated Long-Term Incentive Plan (the "Long-Term Incentive Plan") which provides for the grant to certain officers of the Company and its subsidiaries of (1) stock options, (2) restricted stock and
(3) performance units (as described below). For further information concerning the Long-Term Incentive Plan reference is made to "Proposal 2" and "Proposal 4" of this Proxy Statement.

     The stock option feature of the Long-Term Incentive Plan provides to senior officers the grant of options to purchase Shares at their fair market value on the date of grant. The right to exercise these stock options will commence one year after grant and will vest at the rate of one-third per year on a cumulative basis thereafter. These options have a term of up to ten years. Although the stock options will terminate with the termination of employment, if such termination is the result of retirement, disability or death, or is involuntary, the Compensation Committee may extend the right to exercise such option to such retired or disabled employee or his or her guardian and, in the case of death, to the personal representative of such employee.

     The granting of such options is dependent upon the Company's performance for the prior fiscal year. During 1995, options to purchase 41,984 Shares were granted relative to 1994 performance.

     The restricted stock feature of the Long-Term Incentive Plan provides for the grant of Shares of restricted stock to a participating employee. The number of Shares of restricted stock available to be issued in the name of each participating employee is determined at the beginning of each fiscal year by the Compensation Committee based on the prior year's operating results. Such Shares are held by the Company in the name of the participating employee, who has the right to vote and to receive dividends paid on all such Shares.

     The number of Shares issued to each participating employee is based upon achieving a target award level established for such employee and the market price of the Shares at the time the grant is made. During the period of restriction such Shares may not be sold, transferred or pledged. Such Shares are subject to forfeiture to the Company, in whole or in part, if the participating employee does not remain in the Company's employ for three years after the date of grant. The Compensation Committee, at is sole discretion, may waive such forfeiture provisions, in whole or in part, in the event that termination of employment occurs as a result of retirement, death or disability, or is involuntary. Upon vesting, all restrictions as to transferability will terminate and all Shares held in the name of a participating officer will thereafter be freely transferable except to the extent limited by federal securities laws.

     The granting of such awards is dependent upon the Company's performance for the prior fiscal year. During 1995, 19,985 Shares were granted relative to 1994 performance.

     The performance units feature of the Long-Term Incentive Plan provides to a participating employee the opportunity to earn cash and Shares if corporate performance meets predetermined three-year financial goals. A target award is established for each participating employee, and payments ranging from 0% to 150% of the targeted award may result, depending upon actual performance over the following three-year period.

     At the end of each performance period, the Compensation Committee will determine the value of performance units based on actual Company performance as compared with the predetermined financial goals. When the value of an award is determined, half of the award will be paid in cash and half will be paid in Shares based on the market value of a Share at payment date.

     If a participating employee's employment is terminated for any reason during the performance period, he or she shall automatically forfeit all rights to receive payment for any outstanding performance units. The Compensation Committee may, however, determine to prorate the amounts payable as awards of performance units, in whole or in part, in the event that the termination of a participating employee occurs as a result of retirement, death or disability.

     The performance unit feature of the Long-Term Incentive Plan is based upon three-year performance periods, the first of which commenced on January 1, 1992. During 1995 the Company made aggregate awards pursuant to the performance unit feature of the Long-Term Incentive Plan of 5,384 Shares and $102,961 for the three year period ended December 31, 1994.

     For information concerning awards to Named Officers pursuant to the Long-Term Incentive Plan see "Executive Compensation--Summary Compensation Table."

MANAGEMENT SECURITY PLAN

     The Company has a Management Security Plan, which essentially is a deferred compensation plan, which provided at December 31, 1995, benefits for 24 key employees of the Company and its subsidiaries.

     This plan provides in the event a senior officer participant dies prior to age 65 that his or her beneficiary will receive 100% of such participant's monthly salary, as set forth in the plan, for a period of 12 months and, thereafter, 50% of that monthly salary until such time as such participant would have reached age 65, provided, however, that such 50% payments are for a minimum of nine years in the event of the participant's death between the ages of 55 and 65. For senior officers with an agreed upon later retirement age, his or her beneficiary will receive a pre-determined amount for 120 months. For all other participants in the plan who die prior to age 65, his or her beneficiary will receive two-thirds of such participant's monthly salary, as set forth in the plan, for a period of 12 months and, thereafter, one-third of that monthly salary until such time as such participant would have reached age 65 provided, however, that such one-third payment will be made for at least nine years regardless of the age at the death of such participant.

     This plan also provides a retirement benefit which is based on a participant's age at entry into the plan and salary, as set forth in the plan. A portion of this retirement benefit will be paid to a participant's beneficiary if the participant dies after retirement at age 65. For senior officers, the remainder will be paid in monthly installments for the greater of ten years or the lifetime of the participant if such participant has ten or more years of service with the Company at the time of his/her retirement from the Company. Alternatively, for senior officers who are not employees of the Company at retirement and for all other participants such payments will be made over a ten-year period beginning at retirement age whether the participant is alive or dead. This plan has certain provisions for early retirement and vesting prior to age 65.

     The annual retirement benefit, upon reaching age 65 or an agreed to later age, payable for life but not less than ten years under this plan for Messrs. Douglas, Verlander, Morehead, Baum and Sheldon would be $240,159, $179,194, $162,791, $130,157, and $55,918, respectively.

STOCK INVESTMENT PLAN

     The Company has a Stock Investment Plan authorizing the purchase in the open market on behalf of participating employees and directors of up to an aggregate of 400,000 Shares. The payment for the Shares is accomplished by a payroll deduction plan established by participating employers, which are subsidiaries of the Company. Each employer contributes the following percentages of each of its respective participating employees' total monthly payroll deductions: (a) 25% of amounts of from $5 through $25, (b) 20% of amounts in excess of $25 through $50, and (c) 15% of amounts in excess of $50 through $1,500. Directors of the Company or its subsidiaries may elect to participate in this plan. A participating director may have deductions made from such director's fees. The Company pays all commissions and related expenses of this plan. During the year ended December 31, 1995, the Company's participating subsidiaries contributed pursuant to this plan an aggregate of $65,904 on behalf of participating employees and directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company adopted an Annual Incentive Plan and a Long-Term Incentive Plan for the fiscal year beginning January 1, 1992. These important performance-oriented plans were developed after working with compensation consultants. They provided a perspective on the types of programs successfully used by other high-performing companies, and the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") worked closely with them to design a program that it believes is right for the Company.

     As a starting point, the Compensation Committee established a simple and straightforward management compensation philosophy/strategy which guided the design of the program. The strategy included the following seven points, or statements of policy:

     Compensation Elements Relative to Competitive Market. The Company needs to attract and retain quality officers, yet control fixed costs. Therefore, the Company has provided competitive total cash compensation opportunities consisting of: (1) base salary targeted at 90% of the competitive market, and
(2) above competitive incentive opportunities for attaining high targeted Company performance results.
     Forms of Incentive Compensation: Both annual and long-term incentive compensation opportunities are available for all Company officers.
     Incentive Compensation--Annual/Long-Term Orientation: The relative weight of annual versus long-term incentive compensation reflects the time orientation associated with each organization level. This orientation tends to be longer-term for executive officers and shorter-term for other officers.

     Incentive Compensation--Performance Measurement: Bottom-line profitability is the Company's key measure of success. The magnitude of award distributions under both the annual and long-term incentive plans is primarily tied to this measure.
     Annual Incentive Compensation--Corporate/Business Unit Emphasis: The Company recognizes the different impact that various officers have on corporate and business unit performance. Therefore, annual incentive compensation is weighted in favor of corporate performance for corporate officers and business unit performance for business unit officers.
     Annual Incentive Compensation--Individual Performance Emphasis: The financial success of the Company requires the achievement of some goals which are non-financial in nature. These goals are reinforced by basing a part of the annual incentive compensation on management discretion.
     Long-Term Incentive Compensation--Equity Building: The Company believes that officers should have a "stake" in the Company's long-term success. Therefore, long-term incentive compensation is heavily weighted towards equity-building components.

     This strategy formed the basis for the plans adopted. These plans have now been in place for the past four years. The Compensation Committee believes the plans have worked extremely well in serving the best interests of the shareholders by rewarding key executives for a job well done. Consequently, the Compensation Committee has endorsed their continued use for fiscal 1996 without change.

     As pertaining to the Chief Executive Officer (the "CEO"), the Committee established his base salary at $456,900 for fiscal 1995 after consideration of competitive salary levels for comparably qualified and experienced CEO's at companies similar in size to that of the Company and engaged in the same or similar businesses. Under the adopted annual incentive plan a percent of his salary is funded based upon a predetermined increase in the Company's operating income. The Company believes the following operating earnings growth goals of:
(1) threshold (7%), (2) target (12%), and (3) superior (17%) represented a very challenging range of goals in light of both the Company's strong fiscal 1994 operating income results and the difficult economy. The Compensation Committee was therefore pleased with the resultant 8.2% increase in operating earnings for 1995 and to pay the formula-based annual incentive amount of $142,553, which appears in the Summary Compensation Table in the incentive award column.

     Under the Long-Term Incentive Plan, the granting of stock options and restricted Shares is dependent upon meeting predetermined performance goals. For fiscal 1995 these goals were:

  - The Insurance Company's statutory earnings were sufficient to pay the Company's declared dividends to shareholders, and

  - The Insurance Company's GAAP operating earnings were equal to or greater than the threshold performance levels established for that year.

     These criteria were met. Accordingly, stock options and restricted Shares were granted in fiscal 1996 to the CEO in accordance with the adopted compensation strategy. The assumption is that the present value of a restricted Share is its market value at time of grant and that three option Shares are approximately equal to one restricted Share. This relationship was reflected in the granting of stock options and restricted Shares to the CEO, as well as to all other senior officers.

     The Long-Term Incentive Plan also provides for the granting of performance units to the CEO. Their unit value, if any, is based upon future performance over a three-year period. The Company performance criteria upon which the value of the performance units granted in 1995 will be based is that of annualized growth in operating earnings for the period 1995-1997.

     A minimum of at least a 7% annualized growth in operating earnings is required before the performance units will have any value. The Company's 1995 growth in operating earnings of 8.2% was above this threshold level and, if maintained over the next two years, will result in a payout under this performance-oriented feature of the Long-Term Incentive Plan.

     As pertains to the other Named Officers, as well as other senior management, the compensation program consists of a base salary, annual incentive compensation and long-term incentive compensation composed of stock options, restricted stock and performance units. Base salary range midpoints are fixed at levels approximately 10% below the competitive amounts paid to senior managers with comparable qualifications, experience and responsibility at companies similar in size to that of the Company and engaged in the same or similar businesses as the Company. The annual and long-term incentive compensation is more highly leveraged and closely tied to the Company's success in achieving significant financial performance goals.

     In the early part of each fiscal year, the Compensation Committee reviews with the CEO and approves any modification it deems appropriate in the annual salary plan for the Company's senior executives (other than for the CEO). This salary plan was developed with the assistance of an independent compensation consultant and is based on industry, peer group and national surveys concerning salary competitiveness. Performance judgments as to past and expected future contributions of each individual senior executive are provided by the CEO. Salary adjustments within the appropriate salary ranges are recommended by the CEO. The Compensation Committee reviews the recommendations of the CEO and fixes the base salary for each of the Named Officers and other senior management position holders.

     The objectives of the Annual and Long-Term Incentive Plans are to motivate key employees to continue their efforts to improve the success and growth of the Company and to encourage the high performing employees to remain with the Company and to be rewarded for their performance.

     As pertains to the Annual Incentive Plan for 1995, the Compensation Committee reviewed and approved the recommendations of the CEO as pertaining to the individual performance portion of the funded awards. In fixing the grant of stock options, restricted stock and performance unit awards to each individual in the senior management group, including the Named Officers other than the CEO, the Compensation Committee reviewed with the CEO the recommended individual awards. In doing so, the Long-Term Incentive Plan calls for taking into account the respective scope of accountability, strategic and operational goals, contributions of each individual in the senior management group, and the Company-wide performance requirements for the granting of stock options and restricted stock awards. The latter, having been met for the fiscal year 1995, will result in stock option grants and restricted stock awards being made during 1996.

     Summary descriptions of the Annual Incentive and Long-Term Incentive Plans have been previously provided in the subsections under this section of this Proxy Statement describing executive compensation and "Proposal 4" of this Proxy Statement. A description of the Long-Term Incentive Plan is also included as "Proposal 2" of this Proxy Statement.

     The foregoing report has been furnished by the Compensation Committee of the Company consisting of the following individuals: Robert D. Davis, Radford
D. Lovett and W. Ashley Verlander.

DIRECTORS COMPENSATION

     Except for T. O'Neal Douglas and Christopher A. Verlander, who received no fees as directors or committee members of the Company, a director receives a fee of $1,000 for each director's meeting he attends and a quarterly retainer of $2,500. A member of the Board of Directors receives a fee of $500 for each meeting of a committee he attends. Directors may elect payment in Shares or to defer the payment of these fees according to an established plan under which the deferred amounts are paid with interest in later years.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the five-year cumulative total shareholder return on the Shares against the cumulative total return of the Standard and Poor's Composite--500 Stock Index and a Peer Group for the period commencing January 1, 1991 (closing price December 31, 1990) and ending December 31, 1995.


                COMPARISON OF FIVE YEAR CUMULATIVE RETURN (1)
                 AMONG THE COMPANY, S&P 500 AND PEER GROUP(2)


                                   [GRAPH]


                                                          INDUSTRY
 MEASUREMENT PERIOD                      STOCK             GROUP
(FISCAL YEAR COVERED)      COMPANY       INDEX             INDEX
1990                       100           100              100
1991                       150.89        130              120.17
1992                       204.23        140              174.22
1993                       197.12        154              211.38
1994                       206.42        156              233.55
1995                       254.56        215              316.62

(1) Assumes a reinvestment of dividends and a $100 initial investment on January 1, 1991 in the Company, S&P 500, and the Peer Group.

(2) The members of the peer group are Protective Life Corporation and Liberty Corporation. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

(3) In October 1993 the Company completed a public offering. The Company sold 1,872,045 Shares and certain selling shareholders sold an additional 980,300 Shares for a total number of Shares sold of 2,852,345. The price of the Company's Shares since the offering has been impacted as a result of this offering.

OTHER TRANSACTIONS AND RELATIONSHIPS

     The Insurance Company is the carrier of the individual insurance carried on certain officers and/or directors and the group health, accident and sickness and life insurance of Winn-Dixie Stores, Inc. ("Winn-Dixie") of which
A. Dano Davis, Robert D. Davis and Radford D. Lovett, directors of the Company, are also directors. Affiliates of A. Dano Davis and Robert D. Davis are principal shareholders of the Company and Winn-Dixie. During 1995, the Insurance Company received premiums of $63,238 for such individual policies and $3,430,075 for such group insurance. The Insurance Company also received a net premium of $10,034,067 from Winn-Dixie to fund a deferred compensation plan for certain senior officers and other key management personnel of Winn-Dixie. In addition, the Insurance Company carries certain life insurance policies on the lives of certain members of the Davis family and on employees of certain corporations owned by them. During 1995, the Insurance Company received $287,214 in net premiums with respect to this insurance.

     T. O'Neal Douglas, Chairman of the Board, President and Chief Executive Officer of the Company, is also a director of Physician Sales & Service, Inc.;
A. Dano Davis, a director of the Company, is also Chairman of the Board of Directors of Winn-Dixie; Robert D. Davis and Radford D. Lovett, directors of the Company, are also directors of First Union Corporation, Florida Rock Industries, Inc. and Winn-Dixie; Robert D. Davis is also a director of Stein Mart, Inc. and Mr. Lovett is also a director of FRP Properties, Inc.; Edward L. Baker, a director of the Company, is also Chairman of the Board of Directors of Florida Rock Industries and FRP Properties, Inc. and a director of Flowers Industries, Inc. and Regency Realty; H. Corbin Day, a director of the Company, is also a director of Blount International, Inc., all of which corporations have securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act. In addition,
T. O'Neal Douglas, Chairman of the Board, President and Chief Executive Officer of the Company, is a director of the Barnett Bank of Jacksonville, N.A., a subsidiary of Barnett Banks, Inc.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of the Shares. Executive officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1995, all
Section 16(a) filing requirements applicable to its executive officers and directors were complied with, except two Form 4 reports reflecting an indirect interest in 4,030 Shares acquired in April, 1995, by two trusts of which Mr. A. Dano Davis is a trustee. Such transaction was reported on the trust's Form 4s for June, 1995.

                                   PROPOSAL 2

                             TO RATIFY APPROVAL OF
                       THE COMPANY'S AMENDED AND RESTATED
                            LONG-TERM INCENTIVE PLAN

     At the Annual Meeting, shareholders will be asked to consider and ratify the approval of the American Heritage Life Investment Corporation Amended and Restated Long-Term Incentive Plan (the "Long-Term Incentive Plan") which was originally adopted in 1992 and which was amended and restated as of February 6, 1996.

     The purpose of the Long-Term Incentive Plan is to provide officers with financial motivation to act in the long-term interest of the Company and its shareholders. By providing increased capital building opportunities to officers which are linked to achievement of long-term goals, the Company believes that the Long-Term Incentive Plan will promote an increased focus by those people primarily responsible for its long-term success.

     Some of the more important features of the Long-Term Incentive Plan are summarized below. A copy of the Long-Term Incentive Plan is attached as
Exhibit I to this Proxy Statement and the description of this Plan contained below is qualified in its entirety by the actual terms and provisions contained in such Exhibit. For further information concerning the Long-Term Incentive Plan, reference is made to "Executive Compensation and Other Transactions with Management -- Long-Term Incentive Plan" and "Proposal 4" of this Proxy Statement.

     The Long-Term Incentive Plan provides for (1) the grant of stock options,
(2) the grant of restricted stock and (3) the grant of performance units ("Performance Units").

     Shares Subject to the Long-Term Incentive Plan. There is available and reserved for issuance a total of 300,000 Shares for grant of stock options, restricted stock and Performance Units pursuant to the Long-Term Incentive Plan. In the event of a stock dividend, stock split, reorganization or other change in corporate structure of the Company affecting the Shares, such adjustment shall be made in the number of Shares subject to Long-Term Incentive Plan and the number of Shares (and the option price in the case of stock options) subject to awards pursuant to the Plan as may be determined appropriate by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee").

     In the event of any Shares subject to unexercised stock options granted pursuant to the Long-Term Incentive Plan or subject to restrictive stock grants made under this Plan are reacquired by the Company pursuant to the Long-Term Incentive Plan, such Shares again will become available for issuance under the Plan.

     Administration. The Compensation Committee is responsible for the administration of the Long-Term Incentive Plan and is authorized to interpret the Plan to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The Compensation Committee shall consist of at least two members of the Board of Directors, all of whom shall be disinterested persons within the meaning of Rule 16b-3 as promulgated under the Securities Exchange Act of 1934 and outside directors within the meaning of Section 162(m)(4)(c)(i) of the Internal Revenue Code of 1986 (the "Code"), and the selection of persons subject to Section 16(b) of the Exchange Act for participation in the Long-Term Incentive Plan, decisions concerning the timing, pricing and amount of any grant pursuant to the Long-Term Incentive Plan to such a person, and [to the extent required in order to qualify for the performance-based remuneration exception under Section 162(m) of the Code] all other decisions under the Long-Term Incentive Plan shall be made by a vote of at least a majority of such members. The transactions contemplated by the Long-Term Incentive Plan are intended to qualify for the exemption provided in Rule 16b-3 as promulgated under the Securities and Exchange Act of 1934, as amended, and to qualify for the performance-based remuneration exception under
Section 162(m) of the Code. The Compensation Committee may from time to time make amendments to the Long-Term Incentive Plan as it, in its sole discretion, determines are necessary in order to preserve such exemption under such rule and such exception under such section or other similar rule and section which might be in effect.

     Stock Option Feature. The stock option feature of the Long-Term Incentive Plan provides for the grant to a participating employee of options to purchase Shares at their fair market value on the date of grant. The right to exercise these options will commence one (1) year after grant and will vest at the rate of one-third (1/3) per year on a cumulative basis thereafter. These options may have a term of up to ten (10) years and may be exercisable only for cash. Although the stock options will terminate with the termination of employment, if such termination is the result of retirement, disability, or death, the Compensation Committee may extend the right to exercise such options to such retired or disabled employee or his or her guardian in the case of death to the personal representative of such employee. For further information concerning employee stock options of the Company, reference is made to "Executive Compensation and Other Transactions with Management -- Option/Shareholder Appreciation Rights Grants Table" and " -- Option Exercise and Year-End Value Table," "--Long-Term Incentive Plan," "Proposal 3" and "Proposal 4" of this Proxy Statement.

     Restricted Stock Feature. The restricted stock feature of the Long-Term Incentive Plan provides for the grant of Shares of restricted stock to a participating employee. The number of Shares of restricted stock to be issued in the name of each participating employee will be determined based on operating earnings achieved. Such Shares will be held by the Company in the name of the participating employee, who will have the right to vote and to receive dividends paid on all such Shares. The number of Shares to be issued to each participating employee will be based upon a target award level established for such employee and the market price of the Shares at the time the target award is established. Each Period of Restriction shall be for three consecutive fiscal years of the Company. During the Period of Restriction, such Shares may not be sold, transferred or pledged. Such Shares are subject to forfeiture to the Company in whole in the event that the participating employee does not remain in the Company's employ until the end of the Period of Restriction. The Compensation Committee may waive such forfeiture provisions, in whole or in part, in the event that termination of employment occurs as the result of retirement, death or disability or is involuntary. All restrictions on transferability will terminate at the end of the Period of Restrictions, and all Shares held in the name of a participating officer will thereafter be freely transferable. For further information concerning restricted stock grants pursuant to the Long-Term Incentive Plan, reference is made to "Executive Compensation and Other Transactions with Management -- Executive Compensation" and "--Long-Term Incentive Plan" and "Proposal 4" of this Proxy Statement.

     Performance Units Feature. The Performance Units feature of the Long-Term Incentive Plan provides for the grant to a participating employee of Performance Units which are based on targeted award levels established for each participating employee at the beginning of each fiscal year in accordance with a formula relating to individual levels of performance set by the Compensation Committee involving increases in financial operation of the Company including, but not limited to, growth in the Company's operating earnings. A target award is established for each participating employee, and awards will be in the form of cash bonuses and Shares ranging from 0% to 150% of the targeted award, depending upon actual performance over the following three-year period. If the target is exactly met, the award for an employee would be equal to the target amount assigned to him at the beginning of the three-year period. At the end of each Performance Period, the Compensation Committee will determine the value of Performance Units based on actual performance as compared with targeted goals. Payments of the amounts so determined will be made as soon as practicable following such determination of the value of Performance Units for each participating employee. When the value of an award is determined, half of the award will be paid in cash and half will be paid in Shares based on the market value of the Shares on the date of the valuation of the award. If a participating employee's employment is terminated for any reason during the Performance Period, he or she shall automatically forfeit all rights to receive payment for outstanding Performance Units. The Compensation Committee may, however, determine to prorate the amounts payable as awards of Performance Units, in whole or in part, in the event that the termination of a participating officer's employment occurs as a result of retirement, death or disability. For further information concerning Share and cash awards made pursuant to the Performance Unit feature of the Long-Term Incentive Plan, reference is made to "Executive Compensation and Other Transactions with Management -- Executive Compensation" and "--Long-Term Incentive Plan" and "Proposal 4" of this Proxy Statement.

     Federal Income Tax Consequences. No income will be recognized by a Participant for federal income tax purposes at the time of the grant of an option or the award of restricted stock pursuant to the Long-Term Incentive Plan. However, at the time an option is exercised, ordinary income will be recognized by the optionee in the amount equal to the excess of the fair market value of the stock at the date of exercise over the option price. The amount of income recognized by the optionee will be deductible by the Company in the taxable year the option is exercised. An optionee's basis for the stock acquired will be the fair market value of the stock on the date of exercise.
No income will be recognized by the recipient of restricted stock for federal income tax purposes at the time of the grant of the award. However, at the time the restrictions upon the stock are removed and the rights of ownership are fully vested in the participant, ordinary income will be recognized by the recipient of restricted stock in an amount equal to the fair market value on the date that the restrictions were removed. The amount of income recognized by the recipient of restricted stock will be deductible by the Company in the taxable year in which the restrictions were removed from the Shares. The basis for the restricted stock acquired will be the fair market value of the stock on the date the restrictions were removed. Ordinary income equal to the fair market value of the Shares plus the cash awarded to a Participant will be recognized and the Company will receive a deduction in the taxable year in which the settlement of the Performance Units occurs. The basis for the Shares received in settlement of Performance Units will be their fair market value on the date received. At the time of sale of either the option stock, formerly restricted stock or Shares received in settlement of Performance Units, any gain or loss recognized by the optionee will be long-term or short-term capital gain or loss depending on the holding period of the Shares. Options granted under the Long-Term Incentive Plan will not qualify as incentive stock options under the Code.

     The favorable vote of the holders of a majority of the outstanding Shares represented in person or by proxy at the Annual Meeting and voting for or against the proposal is required for approval of this proposal. Under Florida law, abstentions and broker non-votes will have no effect.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE LONG-TERM INCENTIVE PLAN.

                                   PROPOSAL 3

                TO APPROVE THE COMPANY'S 1996 STOCK OPTION PLAN

     At the Annual Meeting, shareholders will be asked to consider and approve the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") which was adopted by the Company's Board of Directors on February 6, 1996.

     The purposes of the 1996 Stock Option Plan are to provide an additional incentive for key employees of the Company and its subsidiaries to invest in Shares and thereby increase their proprietary interest in the Company's business, to encourage such employees to remain in the employ of the Company or its subsidiaries, and to increase their personal interest in the continued success and progress of the Company.

     Currently, the Company has stock option plans, which originally provided for the grant of options to purchase up to 966,666 Shares. At January 31, 1996, there were outstanding options to purchase 287,247 Shares at an exercise prices ranging from $11.13 to $22.63 per Share, with there remaining available for grant of options to purchase up to 298,755 Shares under these plans. These plans provide for the grant by the Company's Compensation Committee of stock options to key employees of the Company and its subsidiaries at an exercise price of the fair market value on the date of grant for a term of up to ten years and under such other terms and conditions as may be determined by the Compensation Committee similar to the provisions of the 1996 Stock Option Plan. For further information concerning employee stock options of the Company, reference is made to "Executive Compensation and Other Transactions with Management -- Option/Shareholder Appreciation Rights Grants Table," " -- Option Exercises and Year-End Value Table," "--Long-Term Incentive Plan," "Proposal 2" and "Proposal 4" of this Proxy Statement.

     Some of the more important features of the 1996 Stock Option Plan are summarized below. A copy of the 1996 Stock Option Plan is attached as Exhibit II to this Proxy Statement, and the description of this Plan contained below is qualified in its entirety by the actual terms and provisions contained in such Exhibit.

     Shares to Be Optioned; Changes in Corporate Structure. Subject to adjustment as discussed below, no more than 350,000 Shares may be issued pursuant to options granted under the 1996 Stock Option Plan. In the event of a stock dividend, stock split, reorganization or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number of Shares subject to the 1996 Stock Option Plan, and the number and option price of Shares subject to options granted under the 1996 Stock Option Plan, as may be determined to be appropriate by the Compensation Committee of the Board of Directors (the "Compensation Committee"). No option may be granted under the 1996 Stock Option Plan after ten years from the date the 1996 Stock Option Plan is approved by the shareholders of the Company. Shares subject to lapsed or terminated options will be available for future option grants. If the 1996 Plan is not approved by the shareholders on or before one year from the date of adoption of the 1996 Stock Option Plan by the Board of Directors, the 1996 Stock Option Plan and all options granted thereunder will be null and void.

     Administration of Plan. The 1996 Stock Option Plan is to be administered by the Compensation Committee. The Compensation Committee will designate the participants, the number of Shares to be optioned, the option prices and the term of each option, not to exceed ten years after the date of grant. The Compensation Committee shall consist of at least two (2) members of the Board of Directors, all of whom shall be disinterested persons within the meaning of Rule 16b-3 as promulgated under the Securities Exchange Act of 1934 and outside directors within the meaning of Section 162(m)(4)(c)(i) of the Internal Revenue Code of 1986 (the "Code"), and the selection of persons subject to Section 16(b) of the Exchange Act for participation in the 1996 Stock Option Plan, decisions concerning the timing, pricing and amount of any grant pursuant to this Plan to such a person, and [to the extent required in order to qualify for the performance-based remuneration exception under Section 162(m) of the Code all other decisions under the 1996 Stock Option Plan shall be made by a vote of at least a majority of such members. The transactions contemplated by the 1996 Stock Option Plan are intended to qualify for the exemption provided in Rule 16b-3 as promulgated under the Securities and Exchange Act of 1934, as amended, and to qualify for the performance-based remuneration exception under Section 162(m) of the Code. The Committee may from time to time make amendments to the 1996 Stock Option Plan as it, in its sole discretion, determines are necessary in order to preserve such exemption under such rule and such exception under such section or other similar rule and section which might be in effect.

     Eligible Employees. Key employees of the Company and its subsidiaries will be eligible for options. More than one option may be granted to an employee. Directors who are not full-time employees are not eligible to participate in the 1996 Stock Option Plan.

     Option Price. The price at which Shares may be purchased upon exercise of an option must be at least 100% of the "fair market value" of the Shares on the date the option is granted. "Fair market value" is defined, in part, in the 1996 Stock Option Plan as the closing price at which Shares of the Company's Common Stock traded as reported on the New York Stock Exchange composite transaction listing on the date of grant.

     Exercise of Options. The exercise of an option may be conditioned in any manner which the Compensation Committee, in its sole discretion, may determine except an option may not be exercised in whole or in part until the later of
(1) six months after the date of grant or (2) the approval of the 1996 Stock Option Plan by the shareholders of the Company. On exercise of an option, payment of the option price, in cash or previously acquired and currently owned Common Stock, is required before the option stock is delivered. In the alternative, the optionee may elect to receive Shares equal in value to the difference between the aggregate fair market value of the Shares exercised on the exercise date and the aggregate exercise price of those Shares. The optionee may also, with the permission of the Compensation Committee, elect to exercise the option in part by having cash withheld equal to the minimum amount required to be withheld for payroll tax purposes and the balance by receiving Shares equal to the difference between the aggregate fair market value and the aggregate exercise price, less the cash withheld for tax purposes.

     Termination of Options. Except in the event of the termination of an employee's employment with the Company or its subsidiaries, other than by retirement, all options granted under the 1996 Stock Option Plan will expire ten years after the date of the grant. If an optionee's employment terminates, other than by reason of death or retirement, the options may be exercisable for three months as to those Shares to which the right of exercise had accrued prior to the date of termination of employment, provided the Compensation Committee consents to such exercise. If the employment is terminated due to the death of the optionee, or if the optionee dies after retirement, the period in which the option may be exercised will be one year after the death of such optionee. Termination of employment due to retirement, either as the result of age or disability, shall not affect the term of an option.

     Amendment of Plan. The Compensation Committee may amend or discontinue the 1996 Stock Option Plan, but may not, without the prior approval of the shareholders: (a) make any material change in the eligible employees as defined in the 1996 Stock Option Plan, (b) increase the total number of Shares for which options may be granted, (c) extend the term of the 1996 Stock Option Plan or the maximum option period, or (d) decrease the minimum option price. The Compensation Committee has the power to alter the 1996 Stock Option Plan in a number of ways (some of which would be significant) without obtaining the approval of the Company's shareholders.

     Federal Income Tax Consequences. No income will be recognized by an optionee for federal income tax purposes at the time of the grant of an option. However, at the time the option is exercised, ordinary income will be recognized by the optionee in the amount equal to the excess of the fair market value of the Shares at the date of exercise over the option price. The amount of income recognized by the optionee will be deductible by the Company in the taxable year the option is exercised. An optionee's basis for the Shares acquired will be the fair market value of the stock on the date of exercise.
At the time of sale of the option Shares, any gain or loss recognized by the optionee will be long-term or short-term capital gain or loss, depending on the holding period of the Shares. Options granted under the 1996 Stock Option Plan will not qualify as incentive stock options under the Code.

     The favorable vote of the holders of a majority of the outstanding Shares represented in person or by proxy at the Annual Meeting and voting for or against the proposal is required for approval of this proposal. Under Florida law, abstentions and broker non-votes will have no effect.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1996 STOCK OPTION PLAN.

                                   Proposal 4

                 TO APPROVE THE MATERIAL TERMS UNDER WHICH THE
            REMUNERATION OF THE EXECUTIVE OFFICERS OF THE COMPANY IS
           PAID, IN ORDER TO QUALIFY SUCH COMPENSATION AS PERFORMANCE
             BASED AND FULLY DEDUCTIBLE FOR CORPORATE TAX PURPOSES.

     The Internal Revenue Code of 1986 (the "Code") was amended in 1993 to provide that, effective January 1, 1994, with certain exceptions, a publicly held corporation such as the Company could not take a federal income tax deduction for compensation paid to a "covered employee" in a taxable year to the extent that the compensation deduction exceeds $1,000,000. A "covered employee" is the Chief Executive Officer (the "CEO") on the last day of the taxable year and any other officer who is among the four highest compensated officers (other than the Chief Executive Officer) as reported in the Proxy Statement (the "Named Officers"). Generally, these would be the same officers named each year in the Summary Compensation Table in the Proxy Statement.

     The $1,000,000 limit on deductibility does not apply to compensation that meets the requirements for "qualified performance-based compensation" under regulations adopted under the Code. In order for compensation to qualify as performance-based the following conditions must be met: (i) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals, (ii) the performance goals must be timely established by a compensation committee comprised solely of two or more outside directors, (iii) the material terms of the performance goals must be disclosed to and approved by the shareholders, and (iv) the compensation committee must certify in writing prior to payment of the compensation (other than stock option exercises) that the performance goals and any other material terms were in fact satisfied.

     While no Company executive's annual compensation has ever approached $1,000,000, the Board of Directors has decided to seek shareholder approval for four specific compensation plans or specific features of plans that provide performance based compensation to senior executives so that such compensation can qualify for full tax deductibility under the Code. The four plans or features of plans are:

     1. The American Heritage Life Investment Corporation Annual Incentive Plan (the "Annual Incentive Plan"), which provides for annual performance based bonuses,

     2. The Restricted Stock feature of the Long-Term Incentive Plan ("Restricted Stock Plan"), which provides for the grant of restricted stock if predetermined financial goals are met,

     3. The Performance Unit feature of the Long-Term Incentive Plan (the "Performance Unit") which provides for grants of contingent units convertible to cash and Shares based upon meeting pre-defined three year performance requirements, and

     4. The 1996 Stock Option Plan and its predecessor Plans and the Stock Option feature of the Long-Term Incentive Plan (the "Stock Option Plans").

     Under the heading "Executive Compensation and Other Transactions with Management -- Long-Term Incentive Plan" and in "Proposal 2" and "Proposal 3" of this Proxy Statement there is provided detailed descriptions of the Restricted Stock Plan, the Performance Units and the Stock Option Plans. The following describes these plans to the extent required in order to qualify them as performance based and thus deductible as compensation expense irrespective of whether they individually or in the aggregate result in an executive receiving more than $1,000,000 as remuneration in any given taxable year.

      The Annual Incentive Plan. The Annual Incentive Plan, which is described under "Executive Compensation and Other Transactions with Management -- Annual Incentive Plan" of this Proxy Statement, is administered by the Compensation Committee composed of two or more outside directors. Eligible employees include the CEO and all other officers of the Company and its subsidiaries. Award opportunities are expressed as a percent of salary, the highest of which pertains to the CEO position. At a target performance result the CEO can receive a bonus payment of 50% of his/her present salary and at a maximum performance result the CEO can receive a bonus payment of 75% of his/her present salary. Because Section 162(m) of the Code requires a stated maximum award (either as a dollar amount or as a percent of the total amount funded) the maximum annual payment to any individual under this plan is limited to $1,000,000, which is a significant multiple of any past or anticipated individual award.

     The performance criteria for funding purposes is the Company's percent growth in operating earnings over the prior year's operating earnings. Changes in the funding formula have been infrequent from year to year. In any case, the Compensation Committee will approve the funding criteria and specific levels within the first quarter of each fiscal year.

     The Compensation Committee shall certify in writing prior to payment of the compensation that the performance goals and any other material terms were in fact satisfied.

     The Restricted Stock Plan. The Restricted Stock Plan is described under "Executive Compensation and Other Transactions with Management -- Long-Term Incentive Plan and in "Proposal 2" of this Proxy Statement. In order to qualify it as performance based as relates to Section 162(m) of the Code, the Restricted Stock Plan is:

 - Administered by the Compensation Committee composed of two or more outside directors.

 - Based upon the attainment of one-year performance goals pertaining to percent growth in operating earnings over the prior year's operating earnings. This same performance goal must be met in order to initiate funding the Annual Incentive Plan described above. The Compensation Committee will approve the performance goal within the first quarter of each fiscal year.

 - Limited in that the number of restricted Shares will be determined and awarded to the CEO and other eligible senior executives based upon their respective level of responsibility within the Company. If a performance goal is obtained, the CEO can receive restricted Shares having a market value on the date of grant equal to a specific percent of his/her then salary (i.e. at target 25%). Because Section 162(m) of the Code requires a stated maximum award (either as a dollar amount or as a percent of the total amount funded) the maximum value of any restricted stock grants to any individual under this Plan shall be limited to Shares having a maximum fair market value on the date of grant of $1,000,000, which is a significant multiple of any past or anticipated individual award,

 - Conditioned by the fact that no discretionary adjustments can be made to either, 1) the market value of restricted stock grant or 2) the number of restricted Shares granted to any individual during or at the conclusion of any given three year vesting period, and

- Certified to in writing prior to payment of the compensation by the Compensation Committee that the performance goals and any other material terms were in fact satisfied.

     The Performance Unit. The Performance Unit is described in full under "Executive Compensation and Other Transactions with Management -- Long-Term Incentive Plan" and in "Proposal 2" of this Proxy Statement. In order to qualify it as performance based as relates to Section 162(m) of the Code, the Plan is:

  - Administered by the Compensation Committee composed of two or more outside directors,

  - Based upon the attainment of three year performance goals pertaining to growth in operating earnings. Within the first quarter of each three year performance period the Compensation Committee will establish a threshold, target and superior growth in operating Income Goal for the three year period. The Committee may for future performance periods utilize some other, or a combination of predetermined financial goal(s) such as growth in premium and premium equivalent revenues. However, if multiple goals are chosen, a relative weighting for each goal to total 100% will be determined and approved by the Committee,

  - Limited in that Performance Units will be determined and awarded to the CEO and other eligible senior executives based upon their respective levels of responsibility within the Company. If a target performance result is obtained the CEO can receive a Performance Unit payment equal to 25% of his/her salary at the beginning of the three year performance period and a maximum Performance Unit payment of 37.5% of his/her salary at the beginning of the performance period. Because Section 162(m) of the Code requires a stated maximum award (either as a dollar amount or as a percent of the total amount funded) the maximum payment at the end of each three year performance period to any individual under this plan shall be limited to $1,000,000, which is a significant multiple of any past or anticipated individual award,

  - Conditioned by the fact that no discretionary adjustments can be made to either, 1) the value of Performance Units or 2) the number of Performance Units granted to any individual during or at the conclusion of any given three year performance period, and

  - Certified to in writing prior to payment of the compensation by the Compensation Committee that the performance goals and any other material terms were in fact satisfied.

     The Stock Option Plans. The Stock Option Plans are described under "Executive Compensation and Other Transactions with Management -- Long-Term Incentive Plan" and in "Proposal 2" and "Proposal 3" of this Proxy Statement. In order to qualify it as performance based as relates to Section 162(m) of the Code, the Plans:

  - Are administered by the Compensation Committee composed of two or more outside directors,


  - Are limited to the granting of stock options at no less than the fair market value of a share at its time of grant,


  - Provide for a ten year exercise period from date of grant with one-third of the Shares granted exercisable after one year, one-third of the Shares exercisable after two years and the final third exercisable after three years from their date of grant, and

  - Provide for a method of determining the present value of a stock option as being, generally, one-third its exercise price at time of grant. This amount is then applied to a targeted grant value as a percent of salary where in the position's impact on longer term results is a primary consideration. As relates to the CEO position the award guideline calls for annual grants having an approximate present value of 25% of his/her base salary at target. Because Section 162(m) of the Code requires a stated maximum award (either as a dollar amount, specified number of Shares, or as a percent of the total number of Shares to be awarded) the maximum grant to any individual shall be limited to not more than 100,000 Shares per year, which is a significant multiple of any past or anticipated individual stock option award.

      The favorable vote of the holders of a majority of the outstanding Shares represented in person or by proxy at the Annual Meeting and voting for or against the proposal is required for approval of this proposal. Under Florida law, abstentions and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL 4 IN ORDER TO QUALIFY THE COMPANY'S


  -       ANNUAL INCENTIVE PLAN,

  -       RESTRICTED STOCK FEATURE OF THE LONG-TERM INCENTIVE PLAN,

  -       PERFORMANCE UNIT FEATURE OF THE LONG-TERM INCENTIVE PLAN, AND

  - 1996 STOCK OPTION PLAN AND ITS PREDECESSOR STOCK OPTION PLANS AND THE STOCK OPTION FEATURE OF THE LONG-TERM INCENTIVE PLAN

As performance-based compensation as relates to Section 162(m) of the Internal Revenue Code.

                                 PROPOSAL 5

                 TO AMEND THE COMPANY'S AMENDED AND RESTATED
                          ARTICLES OF INCORPORATION

PROPOSED AMENDMENT TO INCREASE AUTHORIZED COMMON STOCK

     The Board of Directors has determined that it would be in the best interest of the Company to amend Article V A.1. of the Company's Amended and Restated Articles of Incorporation to increase the authorized number of shares of the Company's common stock, par value $1.00 per share (the "Shares") from 20,000,000 to 35,000,000. As of February 16, 1996, there were issued and outstanding 13,837,893 Shares. At that date an additional 936,209 Shares were reserved for issuance under the Dividend Reinvestment Plan for the Company's shareholders and 1,166,003 Shares were reserved for issuance under options, stock and restricted stock granted or to be granted pursuant to the Company's stock option and long-term incentive plans (including the 650,000 Shares for which approval for issuance is sought in "Proposal 2" and "Proposal 3" of this Proxy Statement).

     While the Board of Directors may from time to time authorize the issuance of Shares from the currently authorized, but unissued Shares, there are no past, present or proposed negotiations, understandings, plans or commitments for the issuance of Shares from the Shares to be authorized by the proposed increase of authorized Shares, nor are there any plans, arrangements, or negotiations, which call for the issuance of any of the currently authorized common stock except Shares reserved for issuance under the Company's Dividend Reinvestment Plan and the Company's stock option and long-term incentive plans.

     The Board of Directors believes that it is in the best interests of the Company to authorize additional Shares to be available for issuance, without further shareholder action, for possible future financings, stock dividends, stock distributions, employee stock plans, dividend reinvestment and common stock purchase plans, or other corporate purposes. In the opinion of the Board of Directors, additional authorized Shares will provide the Company greater flexibility in planning for the Company's future development.

     The increase to 35,000,000 Shares of authorized common stock must be accomplished by amending Article V A.1. of the Amended and Restated Articles of Incorporation of the Company, so that Article V A., as amended will read as follows:

                          ARTICLE V - CAPITAL STOCK

            "A. The maximum number of shares of stock which this corporation is authorized to have outstanding at any one time is:

          1. 35,000,000 shares of common stock, par value $1.00 per share;

          2. 500, 000 shares of non-convertible preferred stock, par value of $10.00 per share; and

          3. 500,000 shares of convertible preferred stock, par value of $10.00 per share."

     The amount of shares of the two classes of preferred stock will remain unchanged.

     The favorable vote of the holders of a majority of the outstanding Shares represented in person or by proxy at the Annual Meeting and voting for or against the proposal is required for approval of this proposal. Under Florida law, abstentions and broker non-votes will have no effect.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO ARTICLE V A.1.

                             PRINCIPAL SHAREHOLDERS

     A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security. Voting power is the power to vote or direct the voting of securities and investment power is the power to dispose of or direct the disposition of securities.

     The following table sets forth as of January 31, 1996, that group of persons known to management owning of record or beneficially, more than 5% of the Shares:

                                                  NUMBER OF     PERCENTAGE OF
OWNER                                               SHARES         OWNERSHIP
-------                                         -------------  ---------------
D.D.I., Inc. (1)...........................       4,189,263           30.30%
Estuary Corporation (2) ....................      1,209,326            8.75%
Other Davis Family Shareholdings (3) .......        384,832            2.77%
                                                  ---------           ------
  P.O. Box 2088; Jacksonville, Florida 32203      5,783,421           41.82%
                                                  =========           ======


(1)  A corporation wholly owned by certain members of the Davis family. Robert
     D. Davis, a director of the Company, and his cousins, A. Dano Davis, a director of the Company and T. Wayne Davis and Charles P. Stephens, son-in-law of M. Austin Davis, deceased uncle of Robert D. Davis and A. Dano Davis, have shared voting and dispositive powers of the Shares owned by that corporation.

(2) Corporation principally owned by trusts for the benefit of A. Dano Davis, his mother, his sister, his children and his sister's children. As to the Shares held by Estuary Corporation, A. Dano Davis has sole voting and dispositive power.


(3) Represents Shares as to which sole voting and dispositive power is held by Robert D. Davis with respect to 13,722 Shares, T. Wayne Davis with respect to 10,322 Shares, Charles P. Stephens with respect to 1,315 Shares, T. Wayne Davis' mother, with respect to 27,609 Shares, A. Dano Davis with respect to 58,031 Shares held by trusts for the benefit of A. Dano Davis and his children, A. Dano Davis with respect to 38,399 Shares held by FND, Ltd. of which Estuary Corporation is the sole general partner, A. Dano Davis' sister with respect to 25,327 Shares held by trusts for the benefit of her children and other family members with respect to 8,469 Shares held individually or in a trust for their benefit. Also, includes 19,999 Shares held by a charitable foundation as to which
     A. Dano Davis, his wife, his mother and his sister have shared voting and dispositive power, 19,999 Shares held by Sandra D. Stephens, Charles P. Stephens' wife and M. Austin Davis' daughter, who is a co-trustee of a trust for the benefit of M. Austin Davis' family members as to which she shares voting and dispositive power, 14,907 Shares held by Trusts for the benefit of Charles P. Stephens' wife and their children as to which he and his wife share voting and dispositive power, and 58,378 Shares held by trusts for the benefit of A. Dano Davis' sister and her children as to which A. Dano Davis and his sister, who are co-trustees, have shared voting and dispositive power, 22,864 Shares held by trusts for the benefit of A. Dano Davis, his children, his cousin and his cousin's children, as to which A. Dano Davis, who is a co-trustee, has shared voting and dispositive power, 23,848 Shares held by ADFAM Partners, Ltd. as to which Robert D. Davis and/or his brother share voting and dispositive power through a corporation and a trust, both of which are general partners, 18,245 Shares held by trusts for the benefit of T. Wayne Davis and his sister, and their children, as to which T. Wayne Davis, who is a co-trustee, has shared voting and dispositive power, 18,398 Shares held by trusts for the benefit of T. Wayne Davis' sister, and her children, as to which T. Wayne Davis and his sister, who are co-trustees, have shared voting and dispositive power and 5,000 Shares held by a charitable foundation as to which T. Wayne Davis and his mother have shared voting and dispositive power.

                                  ACCOUNTANTS

     KPMG Peat Marwick LLP ("PM"), the Company's auditors, has completed its examination of the Company's financial statements for the year ended December 31, 1995; and it is expected that representatives of PM will attend the Annual Meeting and be available to respond to appropriate questions and make appropriate comments concerning the Company.

     Neither PM nor any of its associates has any relationship with the Company or any of its subsidiaries except in its capacity as auditors. The Company has not selected auditors to examine its financial statements for its fiscal year ending December 31, 1996. It is the policy of the Company to delay this selection until later in its fiscal year.

                                   GENERAL

     The Company will bear the costs of solicitation of proxies. In addition to the use of the mails, proxies, may be solicited by personal interview, telephone and telegram by directors and officers and other employees of the Company, and no additional compensation will be paid to such individuals. Arrangements may also be made with the stock transfer agent and with brokerage houses and other custodians, nominees and fiduciaries who are record holders of Shares for the forwarding of solicitation material to the beneficial owners of the Shares. The Company will, upon the request of such entities, pay their reasonable expenses for completing the mailing of such material to such beneficial owners.

     Consistent with state law and under the Company's Articles of Incorporation and By-laws, a majority of the Shares entitled to vote on particular matters for which proxies are being solicited, present in person or represented by a proxy, constitutes a quorum as to such matter.

     The two nominees for election as directors at the Company's Annual Meeting of Shareholders who receive the greatest number of votes properly cast for the election of directors shall be elected directors. A majority of the votes properly cast on the matter is necessary to approve any other matter which comes before the Annual Meeting, except where law or the Company's Articles of Incorporation or By-laws require otherwise.

     The Company will count the total number of votes cast "for" approval of proposals, other than the election of directors, for purposes of determining whether sufficient affirmative votes have been cast. The Company will count Shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non-votes" (i.e., Shares represented at the annual meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as Shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions nor broker non-votes will have any effect on the outcome of voting on the matter.

     The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1995, which contains financial statements and other information, is mailed herewith to shareholders, but is not to be regarded as proxy soliciting material.

     The Company is not aware of any matter which may be presented for action at the meeting, or at any adjournment thereof, other than the matters set forth herein. However, should any other matter requiring a vote of the shareholders arise, it is intended proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy in the interest of the Company.

     Shareholders are urged to specify choices, date, sign and return the accompanying proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     The deadline for the receipt of shareholder proposals for inclusion in the Company's 1997 Proxy Statement and form of proxy and presentation at the 1997 Annual Meeting of Shareholders is November 22, 1996. Such proposals should be sent to the Corporate Secretary of the Company at 1776 American Heritage Life Drive, Jacksonville, Florida 32224.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED, WITHOUT CHARGE, BY ANY SHAREHOLDER UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, AMERICAN HERITAGE LIFE INVESTMENT CORPORATION, 1776 AMERICAN HERITAGE LIFE DRIVE, JACKSONVILLE, FLORIDA 32224. EXHIBITS TO THE FORM 10-K WILL NOT BE SUPPLIED UNLESS SPECIFICALLY REQUESTED, FOR WHICH THERE MAY BE A REASONABLE CHARGE.

                                                                       EXHIBIT I

                AMERICAN HERITAGE LIFE INVESTMENT CORPORATION

                AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

I.   PURPOSE OF THE PLAN

     The purpose of the American Heritage Life Investment Corporation (the "Company") Long-Term Incentive Plan (the "Plan") is to provide officers with financial motivation to act in the long-term interests of the Company and its shareholders. By providing increased capital building opportunities to the officers of the Company and its subsidiaries linked to the achievement of long-term goals, the Company believes the Plan will promote an increased focus by those people primarily responsible for its long-term success on their longer-term impact of the decisions.

II.  PLAN LIFE

     The Plan became effective on the first day of the 1992 fiscal year and is amended and restated as of February 6, 1996. The Plan will continue in effect until and unless terminated by the Board of Directors of the Company or its executive committee or the Company's Compensation Committee.

III. DEFINITIONS

  1. Base Compensation" is the fixed portion of officers' compensation.

     It specifically excludes any amounts paid pursuant to the Company's Annual or the Long-Term Incentive Plans.

  2. "Performance Period" means a period of three consecutive fiscal years of the Company.

  3. "Participant" means any employee designated by the Compensation Committee of the Company (the "Committee") to participate in the Plan.

  4. "Retirement" shall be defined as the first day of the month following the month in which the Participant attains his or her 65th birthday or when agreed upon by the Committee.

  5. "Disability" shall be defined as when a Participant becomes totally disabled before attaining his or her 65th birthday and if such total disability continues for more than three months. It does not include disability that is either intentionally self-inflicted or caused by illegal or criminal acts of the Participant.

  6. "Stock" means the Common Stock, par value $1.00 per share, of the Company.

  7. "Stock Option" means the right to purchase shares of Stock pursuant to Section VII of the Plan.

  8. "Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section VIII of the Plan.

  9. "Restricted Stock" means Stock granted to a Participant pursuant to
     Section VIII of the Plan.

 10. "Fair Market Value" means the closing price of the Stock as reported by the New York Stock Exchange on a particular date.

 11. "Board" means the Board of Directors of the Company.

 12. "Committee" means the Compensation Committee of the Board of Directors of the Company as such Committee may be constituted from time to time. The Committee shall consist of at least two (2) members of the Board selected by the Board, all of whom shall be disinterested persons within the meaning of Rule 16b-3 as promulgated pursuant to the Securities Exchange Act of 1934 and outside directors within the meaning of Section 162(m)(4)(c)(i) of the Internal Revenue Code of 1986 (the "Code"), and the selection of persons subject to Section 16(b) of the Exchange Act for participation in the Plan, decisions concerning the timing, pricing and amount of any grant pursuant to the Plan to such a person, and (to the extent required in order to qualify for the performance-based remuneration exception under Section 162(m) of the Code) all other decisions under the Plan shall be made by a vote of at least a majority of such members.

IV. ELIGIBILITY AND PARTICIPATION

    In general, corporate officers will participate in one or more Plan elements. The Committee, at its discretion may exclude one or more officers from participation in the Plan.

    An employee shall become eligible to participate on the first day of the fiscal year immediately subsequent to the employee's appointment as an officer or is selected by the Committee as the case may be.

V.  ADMINISTRATION; POWERS AND DUTIES OF THE COMMITTEE

    1. ADMINISTRATION. The Committee shall be responsible for the administration of the Plan. The Committee is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever. The Committee may delegate ministerial tasks to such persons (including Employees) as it deems appropriate. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Company Committee shall be fully effective as if it has been made by a majority voice at a meeting duly called and held. The transactions contemplated by the Plan are intended to qualify for the exemption provided in Rule 16b-3 as promulgated under the Securities and Exchange Act of 1934, as amended, and to qualify for the performance-based remuneration exception under Section 162(m) of the Code. The Committee may from time to time make amendments to the Plan as it, in its sole discretion, determines are necessary in order to preserve such exemption under such rule and such exception under such section or other similar rule and section which might be in effect.

    2. AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. The Committee may at any time terminate, and from time to time may amend or modify the Plan, except that no amendment shall increase the amount of an award payable to a Participant or class of Participants and except that no such termination shall be effective with respect to the Plan Year in which it occurs.

VI. STOCK SUBJECT TO THE PLAN

    1. STOCK AVAILABLE. There shall be available and reserved for issuance effective February 6, 1996, a total of 300,000 shares of Stock for the grant of Stock Options, Restricted Stock and Performance Units pursuant to the Plan. No Participant may be granted options to purchase Stock, Restricted Stock or stock issued in connection with Performance Units pursuant to the Plan together with any other stock plan of the Company representing in the aggregate more than 100,000 shares of Stock per year.

    2. UNUSED STOCK. In the event any shares of Stock subject to unexercised Stock Options granted pursuant to the Plan or subject to a Restricted Stock grant made under the Plan are reacquired by the Company pursuant of the Plan, such share shall again become available for issuance under the Plan.

    3. ADJUSTMENT IN CAPITALIZATION. In the event that any change in the outstanding shares of Stock (including an exchange of the Stock for stock or other securities of another corporation) occurs after adoption of the Plan by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate changes, the aggregate number of shares of Stock available for the grant of Stock

       Options and Restricted Stock or subject to grants then outstanding under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however that fractional shares shall be rounded to the nearest whole share.

       In the event of any other change in the Stock, the Committee shall in its sole discretion determine whether such change equitably requires a change in the number or type of shares subject to any outstanding Stock Option or Restricted Stock grant, and any adjustment made by the Committee shall be conclusive.

VII.   STOCK OPTIONS

    1. GRANT OF STOCK OPTIONS. Subject to the provisions of Sections II and
       VI, the Committee, at any time and from time to time, may grant Stock Options under the Plan. Stock Options may be granted to such Participants and in such amounts as the Committee shall determine. Each grant of Stock Options shall be in writing.

    2. OPTION PRICE. The option share exercise price will be the fair market value of the Stock as of the day of grant.

    3. OPTION EXERCISE. Stock Options may be exercised for cash only and will commence vesting one year after grant and will vest at the rate of 1/3 per year thereafter. They can be exercised for up to 10 years after the grant date.

    4. TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. The Committee may provide in its Stock Option grant that in the event a Participant terminates his or her employment with the Company because of retirement, the Participant shall remain eligible to exercise her/his options.

    5. TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. Similarly, the Committee, in its sole discretion, may provide the Participant or her/his beneficiary in the case of death, the opportunity to exercise any outstanding Stock Options.

    6. TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. In the event that a Participant terminates her/his employment with the Company for any reason other than those set forth in Subsections VII.4 and VII.5, then any option shares still outstanding under the Plan shall automatically be forfeited and returned to the Company; provided, however that in the event of an involuntary termination of the employment of a Participant by the Company, the Committee may, in its sole discretion, waive the automatic forfeiture of any or all such shares as it deems appropriate.

VIII.  RESTRICTED STOCK

    1. GRANT OF RESTRICTED STOCK. Subject to the provisions of Sections II and VI, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan. Restricted Stock may be granted to such Participants and in such amounts as the Committee shall determine. Each grant of Restricted Stock shall be in writing.

    2. TRANSFERABILITY. Except as provided in this Section VIII, the shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Restricted Stock grant, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock grant.

    3. OTHER RESTRICTIONS. The Committee may impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

    4. CERTIFICATE LEGEND. Each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend.

       "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in American Heritage Life Investment Corporation's Long-Term Incentive Plan, rules of administration adopted pursuant to such Plan and a Restricted Stock grant dated _____________________. A copy of the Plan, such rules and such Restricted Stock grant may be obtained from the Secretary of the Company.

  5.   REMOVAL OF RESTRICTIONS.  Except as otherwise provided in Section
       VIII hereof, shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferrable by the Participant after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Subsection VIII.4 removed from the Participant's Stock certificate.

  6. VOTING RIGHTS. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

  7. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding shares of Restricted stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

  8. TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. The Committee may provide in its Restricted Stock grant that in the event a Participant terminates his or her employment with the Company because of Retirement, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Subsection VIII.2 hereof shall automatically terminate and, except as otherwise provided in Subsection VIII.3, the shares of Restricted Stock shall thereby be free of restrictions and freely transferrable. In the event the Restricted Stock grant does not automatically terminate such restrictions and a Participant terminates his or her employment with the Company because of Retirement, the Committee may, in its sole discretion, waive the restrictions remaining on any or all shares of Restricted Stock pursuant to Subsection VIII.2 hereof and/or add such new restrictions to those shares of Restricted Stock as it deems appropriate.

  9. TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. The Committee may provide in its Restricted Stock grant that in the event a Participant terminates his or her employment with the Company because of death or Disability during the Period of Restriction, the restrictions applicable to the shares of Restricted Stock pursuant to Subsection VIII.2 hereof shall terminate automatically with respect to all of the shares or that number of shares (rounded to the nearest whole number) equal to the total number of shares of Restricted Stock granted to such Participant multiplied by the number of full months which had elapsed since the date of grant divided by the maximum number of full months of the Period of Restriction. All remaining shares shall be forfeited and returned to the Company; provided however, that the Committee may, in its sole discretion, waive the restrictions remaining on any or all such remaining shares.

  10. TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. In the event that a Participant terminates his or her employment with the Company for any reason other than those set forth in Subsections VIII.8 and VIII.9 hereof during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions at the date of such termination shall automatically be forfeited and returned to the Company; provided, however that in the event of an involuntary termination of the employment of a Participant by the Company, the Committee may, in its sole discretion, waive the automatic forfeiture of any or all such shares and/or may add such new restrictions to such shares of Restricted Stock as it deems appropriate.

IX.  PERFORMANCE UNITS

  1. AWARD OF PERFORMANCE UNITS. Each Participant will be awarded a number of Performance Units based on the participant's base compensation and his/her assigned Target Award opportunity as described below. Performance Units will have a value at Target of $100, and the number of units, awarded will be determined by multiplying each participant's base compensation by the Target Award opportunity, and the result divided by $100 to determine the number of Performance Units.

  2. PERFORMANCE GOALS. Company performance goals will be established by the Committee for each performance period. Performance goals will be financial such as, but not limited to, Growth in Operating Earnings and/or Growth in Premium and Equivalent Revenues. Performance goals may be singular or multiple but, if multiple goals are chosen, a relative weighting for each goal to total 100% will be determined.

       For each performance goal, the following will be assigned:

       TARGET: a performance level at which performance units will be valued at $100.

       THRESHOLD: a performance level at which performance units will be valued at $50.

       SUPERIOR: a performance level at which performance units will be valued at $150.

       If multiple goals are chosen, the values above will be subject to the relative weightings. Performance goals will be established prior to, or as early as practical in, the performance period. Performance goals will be communicated to each participant along with a statement of the performance units awarded to that participant.

  3. PLAN PAYOUT. At the conclusion of the performance period the Committee shall determine the value of a performance unit based on actual Company performance compared to performance goals.

       If the performance goals are met, the value of the performance unit is $100.

       If performance goals are exceeded, the value of the performance unit increases to a maximum of $150 for performance at or above the superior level.

       If performance goals are not achieved, the value of the performance unit decreases to $50 for performance at the threshold level. For performance below the threshold level, the value of the unit is $0.

       In determining the value of a performance unit the Committee shall take into account intervening performance levels between threshold and superior generally by arithmetic interpolation as well as the relative weighting of the performance goals. Performance unit value shall be expressed in whole dollars (or $0 if the threshold level is not attained on any of the performance measures).

       The calculation of a participant's payout for a performance period shall be made by multiplying the number of Performance Units granted by the Performance Unit Value.

       Once the award value has been determined, half of the award will be paid in cash. The remaining half will be paid in the form of Stock.

  4. TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. The Committee may provide that in the event a Participant terminates his or her employment with the Company because of retirement, the Participant shall be entitled to a prorated payment of his or her Performance Units based on the number of complete months of employment during the Performance Period as a percent of the total number of months of the Performance Period. Payment of the Performance Unit award, if earned, shall be made at the same time as other Performance Units unless otherwise determined by the Committee, in its sole discretion.

  5. TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. The Committee, in its sole discretion, may award to the Participant in the case of his or her disability, or his or her beneficiary in the case of his or her death, an award under the Plan prior to the completion of the Performance Period. The Committee would consider the Company's progress toward its performance goals and the number of months of employment completed during the Performance Period as a percent of the total number of months of the Performance Period. The Committee may also award the Performance Units in accordance with IX.4.

  6.   TERMINATION OF EMPLOYMENT FOR REASONS OTHER THAN DEATH, DISABILITY,
       OR RETIREMENT. In the event that a Participant terminates his or her employment with the Company for any reason other than those set forth in
       IX.4 or IX.5, during the Performance Period, then he or she shall automatically forfeit all rights to awards for outstanding Performance Units.

X.  RIGHTS OF EMPLOYEES AND PARTICIPANTS

    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

XI. BENEFICIARY DESIGNATION

    Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during his/her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the estate of the Participant.

XII. TAX WITHHOLDING

     Whenever:  (1) restrictions lapse with respect to Restricted Stock, and
(2) the performance period ends relative to Performance Units, the Company shall have the power to require the recipient to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the issuance of the Certificate for Shares of Stock. Withholding may be in the form of shares of Stock valued at the current Fair Market Value.

XIII. COMPLIANCE WITH OTHER LAWS AND REGULATIONS

  1. The Plan, the grant of awards hereunder and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government, regulatory agency or stock exchange as may be required.

  2. SECURITIES REGISTRATION. Prior to the delivery of a certificate(s) representing the shares of Stock pursuant to the Plan, the Participant or the Participant's personal representative(s) or legal guardian(s) shall certify to the Company in such form as it shall require that such Participant or personal representative(s) or legal guardian(s) will receive and hold such shares for investment and not with a view to resale or distribution thereof to the public, if in the opinion of the counsel of the Company such certification is necessary or desirable to comply with federal and/or state securities laws.

       The Company shall not be required to issue or deliver any shares of stock prior to (a) the authorization of such shares for listing on any stock exchange on which the Stock may then be listed, and (b) the completion of such registration or other qualification as the Company shall determine to be necessary or desirable. The Company may at any time prepare and file, at its own expense and without the consent of any Participant, a registration statement under the Securities Act of 1933, as amended, or any similar or superseding statute or statutes as then in effect, with respect to all or any shares reserved for or transferred under this Plan, either separately or together with other Stock or securities of the Company. In such event, any Participant or personal representative(s) or legal guardian(s) who shall have given the certification referred to in the first sentence of this Subsection shall be determined to be released therefrom upon the effective date of such registration statement. Nothing in this Plan shall give any Participant the right to request the Company to prepare or file such a registration statement at any time.

                                                                      EXHIBIT II

                AMERICAN HERITAGE LIFE INVESTMENT CORPORATION

                            1996 STOCK OPTION PLAN

1. PURPOSE

       American Heritage Life Investment Corporation 1996 Stock Option Plan (the "Plan") is hereby adopted this 6th day of February, 1996, by the Board of Directors of American Heritage Life Investment Corporation (the "Company"), a Florida corporation, subject to shareholder approval at the next Annual Meeting of Shareholders of the Company. The purpose of this Plan is to provide an incentive to persons of ability to use their best efforts to promote the interests of the Company by granting stock options to certain key employees of the Company and its subsidiaries who will have an opportunity to participate in the increased value of the Company which their efforts, initiative, and skill will help to produce. The stock options granted under this Plan are not intended to qualify as incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), and accordingly shall not be treated as such.

2. ADMINISTRATION

  (a) The Plan shall be administered by the Compensation Committee (the "Company Committee") of the Board of Directors of the Company (the "Company Board") as such Company Committee may be constituted from time to time. The Company Committee shall consist of at least two (2) members of the Company Board selected by the Company Board, all of whom shall be disinterested persons within the meaning of Rule 16b-3, as promulgated pursuant to the Securities Exchange Act of 1934, and outside directors within the meaning of Section 162(m)(4)(c)(i) of the Code.
       The selection of persons subject to Section 16(b) of the Exchange Act for participation in the Plan, decisions concerning the timing, pricing and amount of any option grant to such a person, and (to the extent required in order to qualify for the performance-based remuneration exception under Section 162(m) of the Code) all other decisions under the Plan shall be made by a vote of at least a majority of such members. The Company Committee may delegate ministerial tasks to such persons (including Employees) as it deems appropriate.

  (b) A majority of the members of the Company Committee shall constitute a quorum. All determinations of the Company Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Company Committee shall be fully effective as if it has been made by a majority voice at a meeting duly called and held.

  (c) Subject to the express provisions of the Plan, the Company Committee shall have complete authority to interpret the Plan, to grant stock options (the "Options") under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to make all other determinations necessary or advisable for the administration of the Plan and to discontinue the Plan. The transactions contemplated by the Plan are intended to qualify for the exemption provided in Rule 16b-3 as promulgated under the Securities and Exchange Act of 1934, as amended, and to qualify for the performance-based remuneration exception under
       Section 162(m) of the Code. The Company Committee may from time to time make amendments to the Plan as it, in its sole discretion, determines are necessary in order to preserve such exemption under such rule and such exception under such section or other similar rule and section which might be in effect. The determinations of the Company Committee on the matters referred to in this Section 2 shall be final, binding, and conclusive.

3. ELIGIBLE PARTICIPANTS AND SHARES SUBJECT TO PLAN

       Options may be granted by the Company, by action of the Company Committee, from time to time to certain key employees of the Company and its affiliates (the "Participants") to purchase an aggregate of up to 350,000 shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"), and such amount of shares shall be reserved for Options granted under the Plan (subject to adjustment as provided in Section
  5(e)). No Participant may be granted options to purchase more than 100,000 shares of Common Stock per year pursuant to the Plan or any other plan of the Company.

       Upon the expiration or termination of any Option granted under the Plan which has not been fully exercised, the number of shares subject to such Option which has not been exercised shall become available for future grant under the Plan, except that if an Option is terminated as a result of the exercise of rights granted pursuant to Section 5(b)(iv) or Section 5(b)(v) hereof, the underlying shares shall not again become so available. The shares of Common Stock issued upon exercise of Options granted under the Plan shall be authorized and unissued shares or previously issued shares reacquired and held by the Company.

4. GRANT OF OPTIONS

       Subject to the provisions of the Plan, the Company Committee shall: (a) determine and designate from time to time those Participants to which Options are to be granted, (b) determine the number of shares of Common Stock subject to each Option, (c) determine the time when and the manner in which each Option shall be exercisable, and (d) if the shares of Common Stock issued upon the exercise of each Option are not registered under the Securities Act of 1933, as amended, determine the time when Common Stock issued by the Company pursuant to the exercise of an Option may be sold by the Participant; provided, however, no Option shall be granted after the expiration of ten
  (10) years from the effective date of the Plan specified in Section 8 below.

5. TERMS AND CONDITIONS OF OPTIONS

       Each Option granted under the Plan shall be evidenced by a written agreement, in a form approved by the Company Committee. Such agreement shall specify the number of shares of Common Stock subject to the Option and shall be subject to the following express terms and conditions and to such other terms and conditions as the Company Committee may deem appropriate:

  (a)  Option Price

       The Option price per share of the Common Stock of the Company shall be determined by the Company Committee at the time the Option is granted; provided, however, in no event shall such Option price per share be less than 100% of the fair market value of one share of Common Stock on the date of the grant of the Options. The term "fair market value" shall mean the closing price at which shares of Common Stock of the Company shall have been traded as reported by the New York Stock Exchange composite transaction listing (or other standard daily index or trading on such exchange) or, if the Common Stock of the Company is not so listed, any other stock exchange on which the Company's shares are tradable on the date of grant of such Option. In the event that any Option shall be granted on a date on which there were no such sales of such stock on such exchange, the fair market value of such stock on such date shall be determined by the Company Committee. Unless the Company Committee shall by resolution otherwise expressly provide, the date upon which the Company Committee acts to grant an Option for all purposes of this Plan, shall be deemed the date on which such Option is granted. From and after such date the Participant to who such Option is granted shall have all rights of an Option holder as provided in this Plan, without regard to the date upon which a formal written agreement evidencing the grant shall be executed and delivered.

  (b)  Exercise of Option; Payment of Purchase Price Upon Exercise.

       (i) An option granted under the Plan shall not be exercised prior to the later of (1) six (6) months after the Date of Grant or
            (2) the approval of the plan by shareholders of the Company and thereafter shall be exercisable, in whole or in part in accordance with the terms of the Option. Subject to Section 5(e) below, the Option shall terminate ten (10) years after the date of grant, or such earlier date as provided in the Plan.

       (ii) In the event a Participant dies or becomes totally disabled, at any time after having been granted an Option, the Options granted to the Participant shall immediately become fully exercisable by the Participant's estate or heirs in the case of death for the time period specified in Section 5(d)(i)(B) below and by the Participant or the Participant's legal guardian in the case of total disability for the time period specified in Section 5(b)(i) above.

     (iii)A Participant shall exercise an Option by written notice to the Company, which notice shall specify the number of shares to be purchased and the date of exercise (the "Date of Exercise"), which shall be not more than seven (7) days after the date of the mailing of such notice. On or before the Date of Exercise, the Participant shall deliver to the Company, at the office designated in the stock option agreement, a certified, cashier's or personal check, cash or Common Stock previously acquired and currently owned by the Participant having a total fair market value, as determined as aforesaid, by the Company Committee, equal to the Option price for such shares, or in combination of cash and Common Stock having a total fair market value equal to the option price for such shares. The Participant shall have no rights in the optioned stock until such payment is made. In the event of any failure to pay for the number of shares specified in the notice of election by a certified or cashier's check, cash, previously acquired shares or a combination of previously acquired shares and cash, the Option shall become inoperative and lapse as to such number of shares, but shall continue with respect to any remaining shares subject to the Option as to which exercise has not yet been made.

     (iv) Alternatively, by written notice the Participant may elect to exercise the Option by receiving the number of shares represented by the difference between the aggregate fair market value of the shares exercised on the Date of Exercise by the Participant and the aggregate exercise price of such shares, divided by the fair market value of the Company's Common Stock on the Date of Exercise.

     (v) Alternatively, by written notice a Participant may elect to exercise the Option on the Date of Exercise in part by receiving for such Participant's benefit cash equal to the minimum amount required to be withheld for payroll tax purposes as described in Section 5(g) below and the balance by receiving shares in the manner prescribed in
          Section 5(b)(iv) above. The Company Committee shall have sole discretion to consent to or disapprove any election of a Participant pursuant to this Section 5(b)(v), provided that the Company Committee shall, in the exercise of such discretion, be subject to such limitations as may be imposed on the administrators of a plan by Rule 16b-3, as amended and adopted by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934 as in effect on the date hereof, and as the same may be hereafter further amended, as a condition to the exemption from the operation of Section 16(b) of transactions substantially identical to that permitted by this Section 5(b)(v). Neither the Company Committee nor the Company shall be under any liability to any person by reason of the Company Committee's disapproval of such election.

     (vi) Within fifteen (15) days after the Date of Exercise, the Company shall deliver, or cause to be delivered to the Participant stock certificate(s) for the number of shares of Common Stock with respect to which the Option is being exercised, if the Company has received the certification described in Section 5(f) below. Delivery of the shares may be made at the office of the Company or at the offices of a transfer agent appointed for the transfer of the shares of Common Stock of the Company, as the Company shall determine. Shares shall be registered in the name of the Participant. A Participant shall not have any of the rights of a stockholder until the shares are issued as herein provided.

        Anything herein to the contrary notwithstanding, if any law or any regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require the Company or the Participant to take any action in connection with the shares specified in a notice of election before such shares can be delivered to such Participant, then the date stated therein for the delivery of the shares shall be postponed until the fifth business day next following the completion of such action.

   (c)  Nontransferability of Option

        An Option shall not be assigned, pledged, or hypothecated in any way, shall not be subject to execution and shall not be transferable by a Participant other than by will or by the laws of descent and distribution.

  (d)Termination of Options

     (i) Exercise in the Event of Termination of Employment with the Company or with one of its subsidiaries.

          (A) In the event of termination of the employment of the Participant for any cause, other than death, retirement or total disability of the Participant, whether by reason of resignation or discharge, this Option shall terminate immediately; provided, however, with the consent of the Committee, which shall be a matter of its sole discretion, such Participant (if the Participant shall voluntarily terminate the Participant's employment with the Company) may, within the ninety (90) days immediately following such voluntary termination of employment and subject to the provisions of Section 5(b) above, exercise any unexercised Option which could have been exercised on the date of such voluntary termination.

          (B) This Option shall terminate twelve months from the date of the Participant's death, provided the Participant at the time of his death was in the employ of the Company or retired from such employment, either as the result of age or total disability, as determined by the Company's employee policy manual, (notwithstanding Section 5(b) above). In such event, the Participant's personal representative(s) may exercise any unexercised Option which the Participant held at the time of the Participant's death, provided that such exercise must be accomplished prior to the expiration of such Option as provided by
              Section 5(b) above and within said twelve-month period after the Participant's death.

          (C) Retirement, either as the result of age or total disability as determined in accordance with the Company's employee policy manual, shall not cause an early termination of an Option.

     (ii) Exercise in the event of the termination of services by the Company or by one of its subsidiaries.

             If one of the employees' services to the Company or one of its subsidiaries is terminated, any such employees who hold outstanding options granted under this Plan shall have the right, during the period ending thirty (30) days after such termination to exercise any such Option which could have been exercised on the date of such termination. Following such thirty (30) day period, any option held by any employee of the Company or one of its subsidiaries who is not then an employee of the Company or one of its subsidiaries shall terminate.

 (E) Recapitalization and Reorganization

     (i) If any change is made in the Stock subject to this Plan by reason of stock dividends, stock split-up, reverse stock split, or other recapitalization or reclassification of the Company's Common Stock, appropriate action consistent with such change shall be taken by the Company Committee as to the number of shares and price per share of the Stock subject to this Plan or to any Option granted hereunder in order to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

     (ii) In the case of a reorganization, consolidation, spin-off, merger or other similar corporate transaction affecting the Common Stock of the Company, the Company and the spun-off corporation or the surviving corporation, as the case may be, shall assume without cost to any Participant all Options outstanding under this Plan or issue equivalent new Options based upon consideration distributed in the transaction to shareholders of the Company in respect of the Common Stock and the Company Board shall take any appropriate action required to effectuate the intent of this Section 5(e)(ii).

     (iii)Notwithstanding the foregoing, all such Options may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation or spin-off or of any dissolution or liquidation of the Company by action of the Company Committee, by giving notice to each Participant or his or her personal representatives(s) or legal guardian(s) of its intention to do so and by permitting, during the thirty (30) day period next preceding the effective date of any such event, the exercise in whole or in part of each Option outstanding under the Plan, without regard to any installment provisions of an Option, but subject to any other limitation on the exercise of such Option in effect on the Date of Exercise. Appropriate action shall be taken by the Company Committee as to the number of shares and price per share of the Common Stock subject to this Plan or to any Option granted hereunder in order to prevent substantial dilution or enlargement or the rights granted to, or available for, Participants in the Plan.

     (iv) The Company Committee may make such additional adjustments in the price and number of shares subject to Options as it deems appropriate to prevent dilution on account of any issuance of shares of the Company's Common Stock in a merger or similar corporate transaction.

  (f)Securities Registration

     Prior to the delivery of a certificate(s) representing the shares specified on any notice of election to exercise any Option, the Participant or the Participant's personal representative(s) or legal guardian(s) shall certify to the Company in such form as it shall require that such Participant or personal representative(s) or legal guardian(s) will receive and hold such shares for investment and not with a view to resale or distribution thereof to the public, if in the opinion of the counsel of the Company such certification is necessary or desirable to comply with federal and/or state securities laws.

     The Company shall not be required, upon the exercise of any Option, to issue or deliver any shares of stock prior to (a) the authorization of such shares for listing on any stock exchange on which the Company's Common Stock may then be listed, and (b) the completion of such registration or other qualification as the Company shall determine to be necessary or desirable. The Company may at any time prepare and file, at its own expense and without the consent of any Participant, a registration statement under the Securities Act of 1933, as amended, or any similar or superseding statute or statutes as then in effect, with respect to all or any shares reserved for or transferred under this Plan, either separately or together with other Common Stock or securities of the Company. In such event, any Participant or personal representative(s) or legal guardian(s) who shall have given the certification referred to in the first sentence of this Section shall be determined to be released therefrom upon the effective date of such registration statement. Nothing in this Plan shall give any Participant the right to request the Company to prepare or file such a registration statement at any time.

 (g) Withholding

     With respect to any amount, a Participant must recognize as compensation for income tax purposes in connection with the exercise of an Option, the Company or its subsidiary, as the case may be, will file the necessary payroll tax returns to governmental agencies, to remit timely to such agencies the necessary minimum payroll taxes and employee withholding taxes, and to file timely the required calendar year-end payroll information returns to the applicable governmental agencies and the Participant. The Participant must agree to provide the Company in a timely manner the funds necessary to meet the minimum withholding requirements (including FICA and Federal, state or local income taxes or other taxes with respect to the Option) of the applicable governmental agencies at the time(s) such taxes must be paid, as determined by the Company.

 (h) No Rights to Continued Employment

     The Plan and any Option granted under the Plan shall not confer upon any Participant the right to continue in the employ of the Company of any of its subsidiaries solely by reason of the grant, acceptance or exercise of an Option nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate the Participant's employment at any time.

 (i) Stockholder's Rights

     No Participant shall have any rights of a stockholder by virtue of the grant of an Option except with respect to shares actually issued to him and the issuance of shares shall confer no retroactive right to dividends or other distributions.

6.COMPLIANCE WITH OTHER LAWS AND REGULATIONS

  The Plan, the grant and exercise of Options thereunder and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government, regulatory agency or stock exchange as may be required.

7.AMENDMENT OR TERMINATION OF THE PLAN

  The Company Committee may amend, suspend, or terminate this Plan at any time, provided however, that no unexercised Option granted under this Plan may be altered or canceled, except in accordance with its terms or as provided herein, without the written consent of the Participant to whom such Option was granted, and provided further that no amendment may change (except as provided in Section 5(e) above) the aggregate number of shares or Option price per share with respect to shares which may be issued under the Plan or the Participants eligible to receive Options as provided in the Plan. No amendment of this Plan shall be effective without shareholder approval of such amendment if such approval is required by Rule 16b-3.

8.EFFECTIVE DATE

  The Plan shall become effective upon approval thereof by affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company at a meeting thereof at which a quorum is present and the Plan shall be deemed to be adopted on the date of such meeting.

9.TERM; SHAREHOLDER APPROVAL

  No Option shall be granted hereunder after the expiration of ten (10) years from the effective date of the Plan. This Plan and all Options granted hereunder prior to approval by the shareholders of the Company are subject to approval by such shareholders at the next Annual Meeting of Shareholders.

                                                                APPENDIX A


                 AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
                                     PROXY
Solicited by the Board of Directors of American Heritage Life Investment
                                 Corporation

     I (we) hereby appoint T. O'Neal Douglas, Robert D. Davis and W. Ashley Verlander and each of them as proxies with power of substitution, to represent me (us) and to vote all my (our) shares in American Heritage Life Investment Corporation on all matters which may come before the 1996 Annual Meeting of the Shareholders to be held on Thursday, the 25th day of April, 1996, at 9:00 a.m., Jacksonville time, in the Auditorium in the American Heritage Life Building, on the First Floor, at 1776 American Heritage Life Drive, Jacksonville, Florida, and at any adjournment thereof.

     The proxies shall vote these shares as specified below or, where no choice is specified, shall vote the share FOR the following proposals:

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE NOMINEES TO THE BOARD AND THE
-------------------------------------------------------------------------------
PROPOSALS 2, 3, 4 AND 5.
------------------------

1. To elect Two (2) Class II Directors to serve until the Annual Meeting of Shareholders in 1999:
[ ]       FOR nominees named below                        [ ]       WITHHOLD AUTHORITY to vote for the nominees
          Class II Directors:  A. Dano Davis                        (INSTRUCTION: TO WITHHOLD AUTHORITY to vote for a nominee,
          T. O'Neal Douglas                                         write that nominee's name on the space provided below.)

                                                                    ---------------------------------------------

2. To ratify the approval of the American Heritage Life Investment Corporation Amended and Restated Long-Term Incentive Plan.
          FOR     [ ]                        AGAINST      [ ]                     ABSTAIN     [ ]
3. To approve the American Heritage Life Investment Corporation 1996 Stock Option Plan.
          FOR     [ ]                        AGAINST      [ ]                     ABSTAIN     [ ]
4. To approve the material terms under which the remuneration of the Officers of the Company and its subsidiaries is to be paid.
          FOR     [ ]                        AGAINST      [ ]                     ABSTAIN     [ ]
5. To amend the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of the
   Company's Common Stock from 20,000,000 to  35,000,000.
          FOR     [ ]                        AGAINST      [ ]                     ABSTAIN     [ ]
6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment thereof.


           PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY
                (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                 AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
            PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


     Should any other matter requiring a vote of the Shareholders arise, the proxies named on the reverse side hereof are authorized to vote the same in accordance with their best judgement in the interest of the Company.



ACCOUNT NUMBER                       Please sign exactly as name appears below.
                                     When shares are held by joint  tenants,
SHARES HELD IN CERTIFICATE FORM      both should sign.  When signing as
                                     attorney, executor, administrator, trustee
SHARES HELD IN DIVIDEND              or guardian, please give full title as
REINVESTMENT PLAN                    such.  If a corporation, please sign full
                                     corporate name by president or other
TOTAL SHARES ELIGIBLE TO VOTE        authorized  officer. If a partnership,
                                     please sign in partnership name by
                                     authorized person.


                                            -----------------------------------
                                            SIGNATURE

                                            -----------------------------------
                                            SIGNATURE IF HELD JOINTLY


                                            Dated         , 1996
                                                 ---------



               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.